UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.5277
(Registrant’s telephone number, including area code)

Richard C. Noyes, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end:    September 30

Date of reporting period:  October 1, 2016 – September 30, 2017

Item 1.   Reports to Stockholders.

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	5
Clarkston Fund	9
Clarkston Select Fund	13
Clarkston Founders Fund	17
Disclosure of Fund Expenses	21
Portfolios of Investments
Clarkston Partners Fund	23
Clarkston Fund	25
Clarkston Select Fund	27
Clarkston Founders Fund	29
Statements of Assets and Liabilities	31
Statements of Operations	34
Statements of Changes in Net Assets
Clarkston Partners Fund	36
Clarkston Fund	37
Clarkston Select Fund	38
Clarkston Founders Fund	39
Financial Highlights	40
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	59
Additional Information	60
Trustees and Officers	65

Clarkston Funds	Shareholder Letter

September 30, 2017 (Unaudited)

At the end of September 2017, the five-year average annual return on the Russell 3000® Index, which includes the 3000 largest U.S. companies, was 14.23%; more than 400 basis points higher than the long-term historical average for equities.  The Russell 3000® Index five-year earnings growth of 6.25% has lagged price growth and therefore, valuations, by most market measures, are elevated.  Opportunities in what we consider to be the high-quality universe are scarce, as most businesses are priced near or above fair value.

We find ourselves in a conundrum.  Do we ignore valuations and purchase what we consider to be overvalued securities, praying that the market will charge even higher over the next several months?  Our issue with this approach is that we know there is a fair chance that we may permanently impair the Funds’ capital.  Or, do we acknowledge that we believe opportunities are scarce,  exercise  patience,  let  cash  sit  idle  in  the  Funds’  portfolios,  and  wait  for  future opportunities.  If we choose the latter, we may miss an opportunity if prices continue to rise.

Our answer is guided by the type of investor we are.  We believe that investors come in two forms: those that focus on returns and those that focus on risk.  Investors who focus on returns tend to perform  better  in  rising  markets.    Risk-focused  investors  perform  relatively  better  in  falling markets.  Clarkston Capital is focused on risk.  Our primary goal is to protect the Funds’ capital; then and only then do we hope to grow it.

We define risk as the probability or likelihood of a permanent loss on an investment.  We do not believe that risk has anything to do with short-term price volatility, and although academics try, risk cannot be measured.  Rather than attempting to measure risk, we perform thorough analysis attempting to reduce it.  We group risk into three categories; risk of the underlying investment, market risk, and unknown risk.  This requires an understanding of the value of the underlying investment and the price at which it is purchased, which should be less than the value.

As it relates to the underlying investment, we focus on three types of risks; business, financial, and management.  Business risk pertains to a company’s ability to cover costs of doing business with the cash flow it generates.  We address business risk by purchasing companies that we consider to have high returns on capital and sustainable competitive advantages.  Financial risk is a function of how a company finances its assets.  We consider companies with too much debt to be risky investments.  We address financial risk by analyzing assets, the certainty of future cash flows, and the leverage used to purchase those assets.  Analyzing management risk requires both objective analysis (management history and capital allocation track record) and subjective analysis (candor and business culture).   Our goal in carefully analyzing these risks is to gain comfort with our assessment of the value of the business, which serves as an anchor for making our buy and  sell decisions.

Market risk is associated with market forces such as interest rates, commodity prices, geopolitical upheaval, and market sentiment.  We have little faith in our abilities to make macroeconomic forecasts as it is impossible to predict the future.  Still, we work hard to understand how these risks affect the businesses held in the Funds’ portfolios and the free cash flow those businesses generate.  We strive to reduce market risk by utilizing normalized and conservative free cash flow and growth estimates and by assessing how worst-case scenarios affect fundamentals.  However, we have found that the way to potentially reduce market risks is to make buy decisions only when there is a margin of safety, which we consider to exist when the market price of a security is below our assessment of the intrinsic value of the underlying business.

2	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

September 30, 2017 (Unaudited)

Even after we have assessed the risks associated with an investment and the market, unavoidable risks always remain.  These unknown risks include both miscalculations or errors we may have made in our analysis and unknowable events such as natural disasters and/or terrorist acts.  Again, our first line of defense against unknown risks is a margin of safety.

Our last line of defense is holding cash.  If risk is the loss of permanent capital, then we think it would be imprudent to make an investment in a business when there is a high probability of losing capital.  Instead, we allow the Funds to hold cash when we cannot find a business that meets our quality criteria and is trading at a margin of safety or when we cannot justify adding capital to an existing holding because the size of its position in the portfolio is optimal based on its quality and valuation.  While cash is not ideal as it provides little to no real return in the current market environment, it can serve as a valuable asset.

Cash can preserve purchasing power.  In a broadly declining market, all businesses tend to lose market value.  If an investor is fully invested, the investor is forced to liquidate assets in order to purchase new assets that are attractively priced because of the market decline.  To raise cash, the investor must sell an asset that is now worth less than it was prior to the decline.  Consequently, the investor will have less cash and will be able to buy less of a now attractively priced asset than if the investor held an asset that does not lose purchasing power; cash.

Cash is liquid and liquidity can be valuable when no one else has it.  In market dislocations, some participants are forced to sell assets due to liquidity constraints.  Some of them will sell at bargain prices.  If an investor has immediately available liquidity, that investor may be presented with opportunities others are not because they do not have accessible cash.

We do not want to leave shareholders with the impression that we are calling a market peak, nor are we asking you to change your investment philosophy.  Our intent is to explain how we think about investing and how you can expect us to act given this high-valuation environment.  Our goal is to preserve the capital that you’ve invested in the Funds and hopefully grow it without taking on excessive risks.  Believe us when we say we do not take this task lightly.  And, if this letter strikes a chord because you too  have a risk-first  personality, then we ask that you remain patient. Regardless of how this unfolds, we continue to position the Funds for performance over longer periods of time.

Sincerely,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index, securities in a Fund will not match those in any index, and performance of a Fund will differ. Indexes are unmanaged and are broad based. Indexes contain many more stocks than a Fund and indexes do not include cash holdings. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction.

Annual Report | September 30, 2017	3

Clarkston Funds	Shareholder Letter

September 30, 2017 (Unaudited)

The long-term historical average for equities is measured by the geometric average of the annual returns on investments in the S&P 500 Index for the period from 1928 through 2016.  Valuation market measures are: Robert Shiller’s cyclically adjusted price-earnings (CAPE) Ratio, Wilshire 5000 Full Cap Price Index to gross domestic product (GDP) ratio, and the S&P 500 Index price to sales ratio. Robert Shiller’s cyclically adjusted price-to-earnings ratio, commonly known as CAPE, is a forecasting model for long-term future stock returns and is defined as price divided by the average of ten years of earnings (moving average), adjusted for inflation. The Wilshire 5000 Full Cap Price Index to gross domestic product (GDP) ratio is a ratio used to determine whether an overall market is undervalued or overvalued. The Wilshire 5000 Full Cap Price Index is a market-capitalization-weighted index of the market value of all stocks actively traded in the United States.  GDP is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period. The S&P 500 Index is an unmanaged index consisting of 500 stocks that is used as a leading indicator of large-cap U.S. equity performance. Price to sales ratio is a company’s current price divided by its total sales over a 12-month period and is used to indicate how much the market values every dollar of a company’s sales.

Earnings growth is a measure of growth in a company's net income over a specific period.  Price growth is a measure of growth in a company's share price over a specific period.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2017 (Unaudited)

CLARKSTON PARTNERS FUND – MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the twelve months ended September 30, 2017, the Clarkston Partners Fund – Institutional Class (the “Fund”) gained 12.75%.  The RussellTM 2500 Index gained 17.79% during the same period.

The Fund’s Financial Services sector holdings showed strong performance during the period due to the rise in U.S. interest rates and investor anticipation of the Trump administration’s pro-growth agenda.  Driven by these macro themes, LPL Financial Holdings Inc. (LPLA) and Brown & Brown, Inc.  (BRO)  were  positive  contributors  to  the  Fund’s  performance  during  the  period.    Both businesses derive nearly all their revenue and profits domestically, and share prices likely also benefited from the prospect of U.S. corporate tax reform.  Brown & Brown, Inc. benefited from the perceived “hardening” of the insurance pricing market after several major hurricanes impacted the U.S.

Negative performers in the Fund during the period included The Western Union Company (WU) and Equifax, Inc. (EFX).  Perceived competition from venture capital-backed payment start-ups continued to stubbornly weigh on Western Union’s share price.  We continue to educate ourselves to better understand these entrants and how they are attempting to disrupt Western Union’s business model.  Western Union’s compliance network and cash-to-cash business provide strong barriers to entry, giving us confidence in our long-term outlook for the company. The early September announcement of a data breach at Equifax weighed heavily on its share price.  We spent considerable time re-assessing Equifax’s valuation as we analyzed new information and the effect on the company’s future free cash flow.

The Fund’s cash balance remained elevated as the high-valuation environment caused us to exercise extreme patience. We saw some price dislocation, particularly in the shares of companies perceived to be directly or indirectly in the crosshairs of e-commerce competitors.  Companies that offer price transparency, product selection, and convenience posed threats to traditional competitors.  Incumbents in markets susceptible to disruption, now more than ever, need to re-affirm their value proposition to maintain market share.  We spent considerable time analyzing these perceived risks and how they may affect traditional competitors in the years ahead.

During the year, we sold the Fund’s positions in Federated Investors, Inc. (FII), NOW, Inc. (DNOW), and Cable One, Inc. (CABO). The sales of Federated Investors and Cable One were largely based on valuation.  The sale of DNOW was based in part on valuation but also driven by our concerns over oil and gas operator efficiency and how that might reduce the need for products distributed by DNOW.  No new holdings were added to the Fund during the year.

Sectors referenced are Russell Global Sectors.

Annual Report | September 30, 2017	5

Clarkston Partners Fund	Portfolio Update

September 30, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Western Union Co.	6.02%
Willis Towers Watson PLC	5.75%
LPL Financial Holdings, Inc.	5.53%
Legg Mason, Inc.	5.14%
Brown & Brown, Inc.	4.95%
Broadridge Financial Solutions, Inc.	4.23%
John Wiley & Sons, Inc.	3.85%
C.H. Robinson Worldwide, Inc.	3.68%
Hillenbrand, Inc.	3.50%
Stericycle, Inc.	3.09%
Top Ten Holdings	45.74%

Sector Allocation (as a % of Net Assets)*

Financial Services	34.26%
Producer Durables	21.33%
Consumer Discretionary	6.90%
Consumer Staples	4.22%
Materials & Processing	1.79%
Technology	1.73%
Cash, Cash Equivalents, & Other Net Assets	29.77%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Average Annual Total Returns (as of September 30, 2017)

	3 Month	6 Month	1 Year	Since Inception*
Clarkston Partners Fund – Founders Class	4.47%	5.18%	12.86%	11.81%
Clarkston Partners Fund – Institutional Class	4.48%	5.10%	12.75%	11.63%
Russell 2500TM Index TR	4.74%	6.98%	17.79%	12.87%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index TR is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index TR is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Annual Report | September 30, 2017	7

Clarkston Partners Fund	Portfolio Update

September 30, 2017 (Unaudited)

Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.02% and 0.85% and 1.16% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

8	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2017 (Unaudited)

CLARKSTON FUND – MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the twelve months ended September 30, 2017, the Clarkston Fund – Institutional Class (the “Fund”) gained 10.13%.  The Russell 1000® Index gained 18.54% during the same period.

The Fund’s Financial Services sector holdings showed strong performance during the period due to the rise in U.S. interest rates, better than expected U.S. consumer spending growth, and investor anticipation of the Trump administration’s pro-growth agenda.  Driven by these macro themes, American Express Company (AXP), Charles Schwab Corporation (SCHW), Capital One Financial Corporation (COF), U.S. Bancorp (USB), and Willis Towers Watson PLC (WLTW) were positive contributors to the Fund’s performance during the period.  Willis benefitted from the perceived “hardening” of the insurance pricing market after several major hurricanes impacted the U.S.

As investors’ love for “younger,” growthier technology businesses, including FAANG, grew so did their lack of appreciation of slower growing, mature technology holdings.  This general distaste for “old tech” has, in our opinion, led to attractive valuations in names like International Business Machines  (IBM),  which  is  viewed  as  a  stodgy,  out-of-date  technology  company,  despite innovations in its Cloud and Cognitive Solutions businesses.

Perceived competition from venture capital-backed payment start-ups continued to stubbornly weigh on The Western Union Company’s (WU) share price.  We continue to educate ourselves to better  understand  these  entrants  and  how  they  are  attempting  to  disrupt  Western  Union’s business model.  Western Union’s compliance network and cash-to-cash business provide strong barriers to entry, giving us confidence in our long-term outlook for the company. The share price of General Electric Company (GE) fell considerably over the period. GE has been undergoing significant changes in leadership amid selling off assets and re-focusing on its core industrial businesses. While we recognize that serious challenges lie ahead for GE, we believe the earnings power of the business has been vastly underappreciated.

During the year, we initiated Fund positions in Markel Corporation (MKL), AmerisourceBergen Corporation (ABC), McKesson Corporation (MCK), and Anheuser-Busch InBev SA/NV (BUD). We believed  that  these  four  businesses  possessed  identifiable  competitive  advantages  in  their respective industries and, therefore, increased the overall quality of the Fund’s portfolio. During the year, we sold the Fund’s positions in Pfizer, Inc. (PFE) and Deere & Co. (DE). The sale of Pfizer was  based  on  valuation,  while  the  sale  of  Deere  was  based  on  our  concerns  regarding  the company’s financial services segment.

Sectors referenced are Russell Global Sectors.

FAANG is an acronym for five technology stocks, namely Facebook, Apple, Amazon, Netflix, and Alphabet’s Google.

Annual Report | September 30, 2017	9

Clarkston Fund	Portfolio Update

September 30, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

General Electric Co.	6.58%
The Western Union Co.	4.96%
The Procter & Gamble Co.	4.95%
Sysco Corp.	4.59%
Johnson & Johnson	4.42%
Microsoft Corp.	4.05%
American Express Co.	4.00%
International Business Machines Corp.	3.95%
Diageo PLC	3.82%
PepsiCo, Inc.	3.79%
Top Ten Holdings	45.11%

Sector Allocation (as a % of Net Assets)*

Financial Services	22.70%
Consumer Staples	21.53%
Producer Durables	14.18%
Technology	11.55%
Health Care	10.24%
Consumer Discretionary	3.64%
Cash, Cash Equivalents, & Other Net Assets	16.16%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2017)

	3 Month	6 Month	1 Year	Since Inception*
Clarkston Fund – Institutional Class	2.14%	2.78%	10.13%	10.32%
Russell 1000® Index TR	4.48%	7.68%	18.54%	16.47%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index TR represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

Annual Report | September 30, 2017	11

Clarkston Fund	Portfolio Update

September 30, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.48% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

12	www.clarkstonfunds.com

Clarkston Select Fund	Portfolio Update

September 30, 2017 (Unaudited)

CLARKSTON SELECT FUND – MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the eight months ended September 30, 2017, the Clarkston Select Fund – Institutional Class (the “Fund”) gained 6.21%.  The Russell 1000 Index gained 11.92% during the same period.

The Fund’s Financial Services sector holdings showed strong performance during the period due to the rise in U.S. interest rates, better than expected U.S. consumer spending growth, and investor anticipation of the Trump administration’s pro-growth agenda.  Driven by these macro themes, T. Rowe Price Group (TROW), American Express Company (AXP), U.S. Bancorp (USB), and Capital One Financial Corporation (COF) were positive contributors to the Fund’s performance during the period.

As investors’ love for “younger,” growthier technology businesses, including FAANG, grew so did their lack of appreciation of slower growing, mature technology holdings.  This general distaste for “old  tech”,  in  our  opinion,  led  to  attractive  valuations  in  names  like  International  Business Machines  (IBM),  which  is  viewed  as  a  stodgy,  out-of-date  technology  company,  despite innovations in its Cloud and Cognitive Solutions businesses.

Perceived competition from venture capital-backed payment start-ups continued to stubbornly weigh on The Western Union Company’s (WU) share price.  We continue to educate ourselves to better  understand  these  entrants  and  how  they  are  attempting  to  disrupt  Western  Union’s business model.  Western Union’s compliance network and cash-to-cash business provide strong barriers to entry, giving us confidence in our long-term outlook for the company. The share price of General Electric Company (GE) fell considerably over the period. GE has been undergoing significant changes in leadership amid selling off assets and re-focusing on its core industrial businesses. While we recognize that serious challenges lie ahead for GE, we believe the earnings power of the business has been vastly underappreciated.

During  the  period,  we  initiated  Fund  positions  in  T.  Rowe  Price  Group  (TROW)  and  Nielsen Holdings PLC (NLSN). We believe both companies possess strong competitive advantages with the ability to compound capital and return cash to shareholders. We exited the Fund’s positions in Willis Towers Watson PLC (WLTW) and Broadridge Financial Solutions (BR) after garnering a better understanding for both companies’ capital allocation strategies and determining they were no longer suited for the Fund.

Sectors referenced are Russell Global Sectors.

FAANG is an acronym for five technology stocks, namely Facebook, Apple, Amazon, Netflix, and Alphabet’s Google.

Annual Report | September 30, 2017	13

Clarkston Select Fund	Portfolio Update

September 30, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

General Electric Co.	6.16%
The Procter & Gamble Co.	5.40%
Sysco Corp.	5.04%
The Western Union Co.	4.89%
Microsoft Corp.	4.74%
International Business Machines Corp.	4.31%
Cisco Systems, Inc.	4.28%
PepsiCo, Inc.	4.26%
Paychex, Inc.	4.07%
Johnson & Johnson	3.53%
Top Ten Holdings	46.68%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	20.84%
Producer Durables	20.37%
Financial Services	15.27%
Technology	13.33%
Health Care	6.56%
Consumer Discretionary	3.92%
Materials & Processing	2.32%
Cash, Cash Equivalents, & Other Net Assets	17.39%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

14	www.clarkstonfunds.com

Clarkston Select Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2017)

	3 Month	6 Month	Since Inception*
Clarkston Select Fund – Institutional Class	3.50%	2.98%	6.21%
Russell 1000® Index TR	4.48%	7.68%	11.92%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is January 31, 2017.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

Annual Report | September 30, 2017	15

Clarkston Select Fund	Portfolio Update

September 30, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.28% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

The Fund is new and has a limited operating history.

16	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2017 (Unaudited)

CLARKSTON FOUNDERS FUND – MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the eight months ended September 30, 2017, the Clarkston Founders Fund – Institutional Class (the “Fund”) gained 6.40%.  The Russell Midcap® Index gained 9.11% during the same period.

The Fund’s Financial Services sector holdings showed strong performance during the period due to the rise in U.S. interest rates and investor anticipation of the Trump administration’s pro-growth agenda.    Driven  by  these  macro  themes,  Brown  &  Brown,  Inc.  (BRO),  The  Charles  Schwab Corporation (SCHW), and Broadridge Financial Solutions, Inc. (BR) were positive contributors to the Fund’s performance during the period.  All three businesses derive much of their revenue and profits domestically, and share prices likely also benefited from the prospect of U.S. corporate tax reform.  Brown & Brown, Inc. benefitted from the perceived “hardening” of the insurance pricing market after several major hurricanes impacted the U.S.

Stericycle, Inc. (SRCL), The Western Union Company (WU), and Equifax Inc. (EFX) were negatively impacted by one-off, company specific issues rather than broader trends. For example, temporary pricing challenges and a continued industrial slow down weighed on Stericycle’s performance throughout  the  year.  Perceived  competition  from  venture  capital-backed  payment  start-ups continued to stubbornly weigh on Western Union’s share price.  We continue to educate ourselves to better understand these entrants and how they are attempting to disrupt Western Union’s business model.  Western Union’s compliance network and cash-to-cash business provide strong barriers to entry, giving us confidence in our long-term outlook for the company. The early September announcement of a data breach at Equifax weighed heavily on its share price.  We spent considerable time re-assessing Equifax’s valuation as we analyzed new information and the effect on the company’s future free cash flow.

The Fund’s cash balance remained elevated as the high-valuation environment caused us to exercise extreme patience. We saw some price dislocation, particularly in the shares of companies perceived to be directly or indirectly in the crosshairs of e-commerce competitors.  Companies that offer price transparency, product selection, and convenience posed threats to traditional competitors.  Incumbents in markets susceptible to disruption, now more than ever, need to re-affirm their value proposition to maintain market share.  We spent considerable time analyzing these perceived risks and how they may affect traditional competitors in the years ahead.

During the period, we sold the Fund’s positions in Discovery Communications, Inc. (DISCK) and Colfax Corporation (CFX). The sale of Colfax was based on valuation, while the sale of Discovery was based mainly on the uncertainty surrounding the “unbundling” of the cable environment and changing  content  delivery  methods.  New  positions  purchased  in  the  Fund  included  LKQ Corporation (LKQ) and Nielsen Holdings Plc (NLSN). LKQ provides recycled and aftermarket auto parts to collision repair body-shops and mechanical repair shops in North America and Europe. Nielsen provides global marketing data collection and analytics services. We considered both to be high-quality businesses that offered attractive investment entry points throughout the year.

Sectors referenced are Russell Global Sectors.

Annual Report | September 30, 2017	17

Clarkston Founders Fund	Portfolio Update

September 30, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Western Union Co.	6.12%
Willis Towers Watson PLC	5.43%
Sysco Corp.	5.14%
Brown & Brown, Inc.	5.09%
Broadridge Financial Solutions, Inc.	4.69%
Legg Mason, Inc.	4.07%
C.H. Robinson Worldwide, Inc.	3.62%
Stericycle, Inc.	3.11%
The Charles Schwab Corp.	3.08%
McCormick & Co., Inc.	2.98%
Top Ten Holdings	43.33%

Sector Allocation (as a % of Net Assets)*

Financial Services	32.82%
Producer Durables	14.80%
Consumer Staples	8.11%
Health Care	4.53%
Consumer Discretionary	3.17%
Materials & Processing	2.17%
Technology	1.83%
Cash, Cash Equivalents, & Other Net Assets	32.57%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2017)

	3 Month	6 Month	Since Inception*
Clarkston Founders Fund – Institutional Class	2.50%	3.60%	6.40%
Russell Midcap® Index TR	3.47%	6.27%	9.11%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

Annual Report | September 30, 2017	19

Clarkston Founders Fund	Portfolio Update

September 30, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.53% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

The Fund is new and has a limited operating history.

20	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund, or Clarkston Founders Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2017 and held through September 30, 2017.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2017 – September 30, 2017” to estimate the expenses you paid on your account during  this period.

Hypothetical  Example  for  Comparison  Purposes.  The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2017	21

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During Period April 1, 2017 - September 30, 2017(b)
Clarkston Partners Fund
Founders Class
Actual	$1,000.00	$1,051.80	0.85%	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Institutional Class
Actual	$1,000.00	$1,051.00	0.97%	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	0.97%	$4.91
Clarkston Fund
Institutional Class
Actual	$1,000.00	$1,027.80	0.64%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	0.64%	$3.24
Clarkston Select Fund
Institutional Class
Actual	$1,000.00	$1,029.80	0.67%	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	0.67%	$3.40
Clarkston Founders Fund
Institutional Class
Actual	$1,000.00	$1,036.00	0.92%	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	0.92%	$4.66

(a)	Each Fund's expense ratios have been annualized based on the Fund's actual expenses for the 6 month period ending September 30, 2017.
(b)
Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

22	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (70.23%)
Consumer Discretionary (6.90%)
John Wiley & Sons, Inc., Class A	550,000	$29,425,000
Matthews International Corp., Class A	375,000	23,343,750
Total Consumer Discretionary		52,768,750

Consumer Staples (4.22%)
McCormick & Co., Inc.	160,000	16,422,400
Post Holdings, Inc.(a)	180,000	15,888,600
Total Consumer Staples		32,311,000

Financial Services (34.26%)
Broadridge Financial Solutions, Inc.	400,000	32,328,000
Brown & Brown, Inc.	785,000	37,829,150
Equifax, Inc.	60,000	6,359,400
Legg Mason, Inc.	1,000,000	39,310,000
LPL Financial Holdings, Inc.	820,000	42,287,400
Markel Corp.(a)	13,000	13,883,740
The Western Union Co.	2,400,000	46,080,000
Willis Towers Watson PLC	285,000	43,955,550
Total Financial Services		262,033,240

Materials & Processing (1.79%)
Fastenal Co.	300,000	13,674,000
Total Materials & Processing		13,674,000
Producer Durables (21.33%)
Actuant Corp., Class A	864,610	22,134,016
C.H. Robinson Worldwide, Inc.	370,000	28,157,000
Cintas Corp.	115,000	16,592,200
Graco, Inc.	67,000	8,287,230
Hillenbrand, Inc.	690,000	26,806,500
Landstar System, Inc.	220,000	21,923,000
Stericycle, Inc.(a)	330,000	23,634,600
Waters Corp.(a)	87,000	15,618,240
Total Producer Durables		163,152,786

Technology (1.73%)
IHS Markit Ltd.(a)	300,000	13,224,000
Total Technology		13,224,000

TOTAL COMMON STOCKS (Cost $421,724,293)		537,163,776

See Notes to Financial Statements.

Annual Report | September 30, 2017	23

Clarkston Partners Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)

TOTAL INVESTMENTS (70.23%) (Cost $421,724,293)		$537,163,776

Other Assets In Excess Of Liabilities (29.77%)		227,702,731
NET ASSETS (100.00%)		$764,866,507

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (83.84%)
Consumer Discretionary (3.64%)
Wal‐Mart Stores, Inc.	9,300	$726,702
The Walt Disney Co.	3,500	344,995
Total Consumer Discretionary		1,071,697

Consumer Staples (21.53%)
Anheuser‐Busch InBev SA/NV, Sponsored	6,200	739,660
Diageo PLC, Sponsored ADR	8,500	1,123,105
Mondelez International, Inc., Class A	13,500	548,910
PepsiCo, Inc.	10,000	1,114,300
The Procter & Gamble Co.	16,000	1,455,680
Sysco Corp.	25,000	1,348,750
Total Consumer Staples		6,330,405

Financial Services (22.70%)
American Express Co.	13,000	1,175,980
Capital One Financial Corp.	10,000	846,600
The Charles Schwab Corp.	18,000	787,320
Markel Corp.(a)	275	293,695
MasterCard, Inc., Class A	3,500	494,200
US Bancorp	11,500	616,285
The Western Union Co.	76,000	1,459,200
Willis Towers Watson PLC	6,500	1,002,495
Total Financial Services		6,675,775

Health Care (10.24%)
AmerisourceBergen Corp.	3,500	289,625
Anthem, Inc.	3,000	569,640
Johnson & Johnson	10,000	1,300,100
McKesson Corp.	2,000	307,220
Medtronic PLC	7,000	544,390
Total Health Care		3,010,975

Producer Durables (14.18%)
C.H. Robinson Worldwide, Inc.	10,000	761,000
Emerson Electric Co.	12,000	754,080
General Electric Co.	80,000	1,934,400
United Parcel Service, Inc., Class B	6,000	720,540
Total Producer Durables		4,170,020

Technology (11.55%)
Cisco Systems, Inc.	31,000	1,042,530
International Business Machines Corp.	8,000	1,160,640

See Notes to Financial Statements.

Annual Report | September 30, 2017	25

Clarkston Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
Technology (continued)
Microsoft Corp.	16,000	$1,191,840
Total Technology		3,395,010

TOTAL COMMON STOCKS (Cost $21,845,433)		24,653,882

TOTAL INVESTMENTS (83.84%) (Cost $21,845,433)		$24,653,882

Other Assets In Excess Of Liabilities (16.16%)		4,753,026
NET ASSETS (100.00%)		$29,406,908

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Clarkston Select Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (82.61%)
Consumer Discretionary (3.92%)
Nielsen Holdings PLC	5,500	$227,975
Wal‐Mart Stores, Inc.	3,000	234,420
Total Consumer Discretionary		462,395

Consumer Staples (20.84%)
Anheuser‐Busch InBev SA/NV, Sponsored ADR	3,300	393,690
Diageo PLC, Sponsored ADR	2,500	330,325
PepsiCo, Inc.	4,500	501,435
The Procter & Gamble Co.	7,000	636,860
Sysco Corp.	11,000	593,450
Total Consumer Staples		2,455,760

Financial Services (15.27%)
American Express Co.	4,000	361,840
Capital One Financial Corp.	3,800	321,708
T. Rowe Price Group, Inc.	3,000	271,950
US Bancorp	5,000	267,950
The Western Union Co.	30,000	576,000
Total Financial Services		1,799,448

Health Care (6.56%)
Johnson & Johnson	3,200	416,032
Pfizer, Inc.	10,000	357,000
Total Health Care		773,032

Materials & Processing (2.32%)
Fastenal Co.	6,000	273,480
Total Materials & Processing		273,480

Producer Durables (20.37%)
3M Co.	500	104,950
C.H. Robinson Worldwide, Inc.	5,000	380,500
Emerson Electric Co.	5,000	314,200
General Electric Co.	30,000	725,400
Paychex, Inc.	8,000	479,680
United Parcel Service, Inc., Class B	3,300	396,297
Total Producer Durables		2,401,027

Technology (13.33%)
Cisco Systems, Inc.	15,000	504,450
International Business Machines Corp.	3,500	507,780

See Notes to Financial Statements.

Annual Report | September 30, 2017	27

Clarkston Select Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
Technology (continued)
Microsoft Corp.	7,500	$558,675
Total Technology		1,570,905

TOTAL COMMON STOCKS (Cost $9,330,434)		9,736,047

TOTAL INVESTMENTS (82.61%) (Cost $9,330,434)		$9,736,047

Other Assets In Excess Of Liabilities (17.39%)		2,049,163
NET ASSETS (100.00%)		$11,785,210

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

28	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (67.43%)
Consumer Discretionary (3.17%)
LKQ Corp.(a)	8,000	$287,920
Nielsen Holdings PLC	11,500	476,675
Total Consumer Discretionary		764,595

Consumer Staples (8.11%)
McCormick & Co., Inc.	7,000	718,480
Sysco Corp.	23,000	1,240,850
Total Consumer Staples		1,959,330

Financial Services (32.82%)
Broadridge Financial Solutions, Inc.	14,000	1,131,480
Brown & Brown, Inc.	25,500	1,228,845
The Charles Schwab Corp.	17,000	743,580
Equifax, Inc.	2,300	243,777
FactSet Research Systems, Inc.	1,500	270,165
Legg Mason, Inc.	25,000	982,750
Markel Corp.(a)	500	533,990
The Western Union Co.	77,000	1,478,400
Willis Towers Watson PLC	8,500	1,310,955
Total Financial Services		7,923,942

Health Care (4.53%)
AmerisourceBergen Corp.	3,000	248,250
DENTSPLY SIRONA, Inc.	8,500	508,385
McKesson Corp.	2,200	337,942
Total Health Care		1,094,577

Materials & Processing (2.17%)
Fastenal Co.	11,500	524,170
Total Materials & Processing		524,170

Producer Durables (14.80%)
C.H. Robinson Worldwide, Inc.	11,500	875,150
Cintas Corp.	3,000	432,840
Paychex, Inc.	11,000	659,560
Roper Technologies, Inc.	1,300	316,420
Stericycle, Inc.(a)	10,500	752,010
Waters Corp.(a)	3,000	538,560
Total Producer Durables		3,574,540

See Notes to Financial Statements.

Annual Report | September 30, 2017	29

Clarkston Founders Fund	Portfolio of Investments

September 30, 2017

	Shares	Value (Note 2)
Technology (1.83%)
IHS Markit Ltd.(a)	10,000	$440,800
Total Technology		440,800

TOTAL COMMON STOCKS (Cost $15,054,444)		16,281,954

TOTAL INVESTMENTS (67.43%) (Cost $15,054,444)		$16,281,954

Other Assets In Excess Of Liabilities (32.57%)		7,864,695
NET ASSETS (100.00%)		$24,146,649

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

30	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2017

	CLARKSTON PARTNERS FUND	CLARKSTON FUND
ASSETS:
Investments, at value (Cost $421,724,293 and $21,845,433)	$537,163,776	$24,653,882
Cash & Cash Equivalents	226,595,606	4,835,064
Receivable for shares sold	1,583,669	24,000
Dividends receivable	386,518	50,191
Other Assets	32,382	5,035
Total Assets	765,761,951	29,568,172

LIABILITIES:
Administration and transfer agency fees payable	62,905	4,555
Payable for investments purchased	–	120,825
Payable for shares redeemed	177,029	–
Payable to adviser	429,306	6,632
Payable for distribution and service fees	125,434	8,395
Payable for printing	9,167	391
Payable for professional fees	59,194	16,735
Payable to trustees	1,815	98
Payable to Chief Compliance Officer	3,837	151
Accrued expenses and other liabilities	26,757	3,482
Total Liabilities	895,444	161,264
NET ASSETS	$764,866,507	$29,406,908

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$641,559,177	$26,290,466
Accumulated net investment income	1,172,608	306,977
Accumulated net realized gain on investments	6,695,239	1,016
Net unrealized appreciation on investments	115,439,483	2,808,449
NET ASSETS	$764,866,507	$29,406,908

See Notes to Financial Statements.

Annual Report | September 30, 2017	31

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2017

	CLARKSTON PARTNERS FUND	CLARKSTON FUND
PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$12.39	N/A
Net Assets	$397,473,641	N/A
Shares of beneficial interest outstanding	32,076,305	N/A
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.36	$11.46
Net Assets	$367,392,866	$29,406,908
Shares of beneficial interest outstanding	29,714,792	2,566,479

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2017

	CLARKSTON SELECT FUND	CLARKSTON FOUNDERS FUND
ASSETS:
Investments, at value (Cost $9,330,434 and $15,054,444)	$9,736,047	$16,281,954
Cash & Cash Equivalents	2,020,449	7,643,796
Receivable for shares sold	25,000	232,975
Dividends receivable	14,267	12,967
Deferred offering cost	13,246	13,255
Other Assets	1,345	1,004
Total Assets	11,810,354	24,185,951

LIABILITIES:
Administration and transfer agency fees payable	3,472	4,151
Payable to adviser	105	8,490
Payable for distribution and service fees	3,304	6,680
Payable for printing	153	282
Payable for professional fees	15,678	16,384
Payable to trustees	73	79
Payable to Chief Compliance Officer	59	120
Accrued expenses and other liabilities	2,300	3,116
Total Liabilities	25,144	39,302
NET ASSETS	$11,785,210	$24,146,649

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$11,346,901	$22,891,107
Accumulated net investment income	8,019	67,019
Accumulated net realized gain/(loss) on investments	24,677	(38,987)
Net unrealized appreciation on investments	405,613	1,227,510
NET ASSETS	$11,785,210	$24,146,649

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.50	$10.64
Net Assets	$11,785,210	$24,146,649
Shares of beneficial interest outstanding	1,122,736	2,268,598

See Notes to Financial Statements.

Annual Report | September 30, 2017	33

Clarkston Funds	Statements of Operations

For the Year Ended September 30, 2017

	CLARKSTON PARTNERS FUND	CLARKSTON FUND
INVESTMENT INCOME:
Dividends	$8,309,888	$537,435
Foreign taxes withheld	–	(4,939)
Total Investment Income	8,309,888	532,496

EXPENSES:
Investment advisory fees (Note 6)	5,332,383	129,280
Administration fees	428,415	16,654
Shareholder service fees
Institutional Class	403,952	25,991
Custodian fees	64,372	5,027
Legal fees	93,999	3,523
Audit and tax fees	17,988	13,487
Transfer agent fees	204,737	25,023
Trustees fees and expenses	82,540	3,217
Registration and filing fees	71,242	19,395
Printing fees	33,806	1,489
Chief Compliance Officer fees	40,424	1,578
Insurance expense	22,489	676
Offering costs	–	22,265
Other expenses	17,348	2,720
Total Expenses	6,813,695	270,325
Less fees waived by investment adviser
Founders Class (Note 6)	(389,579)	N/A
Institutional Class (Note 6)	(349,038)	(101,949)
Total fees waived by investment adviser	(738,617)	(101,949)
Net Expenses	6,075,078	168,376
NET INVESTMENT INCOME	2,234,810	364,120

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	7,147,287	48,652
Net realized gain	7,147,287	48,652
Change in unrealized appreciation on:
Investments	71,238,487	2,041,410
Net change	71,238,487	2,041,410

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	78,385,774	2,090,062
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,620,584	$2,454,182

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Funds	Statements of Operations

For the Period Ended September 30, 2017

	CLARKSTON SELECT FUND(a)	CLARKSTON FOUNDERS FUND(a)
INVESTMENT INCOME:
Dividends	$162,017	$166,432
Foreign taxes withheld	(2,366)	–
Total Investment Income	159,651	166,432

EXPENSES:
Investment advisory fees (Note 6)	32,657	102,826
Administration fees	5,076	9,707
Shareholder service fees
Institutional Class	8,045	16,920
Custodian fees	3,333	3,334
Legal fees	835	1,762
Audit and tax fees	15,000	15,000
Transfer agent fees	16,705	16,716
Trustees fees and expenses	685	1,324
Registration and filing fees	1,407	2,239
Printing fees	490	1,053
Chief Compliance Officer fees	429	903
Offering costs	26,533	26,546
Other expenses	1,428	1,617
Total Expenses	112,623	199,947
Less fees waived/reimbursed by investment adviser Institutional Class (Note 6)	(68,518)	(73,077)
Net Expenses	44,105	126,870
NET INVESTMENT INCOME	115,546	39,562

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	24,677	(38,987)
Net realized gain/(loss)	24,677	(38,987)
Change in unrealized appreciation on:
Investments	405,613	1,227,510
Net change	405,613	1,227,510

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	430,290	1,188,523
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$545,836	$1,228,085

(a)	Commenced operations on February 1, 2017.

See Notes to Financial Statements.

Annual Report | September 30, 2017	35

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS:
Net investment income	$2,234,810	$2,249,095
Net realized gain on investments	7,147,287	3,777,861
Net change in unrealized appreciation on investments	71,238,487	48,070,769
Net increase in net assets resulting from operations	80,620,584	54,097,725

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Founders Class	(1,616,473)	(243,684)
Institutional Class	(1,336,460)	(204,594)
From net realized gains on investments:
Founders Class	(2,235,203)	–
Institutional Class	(1,995,087)	–
Total distributions	(7,183,223)	(448,278)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	73,621,564	164,645,963
Dividends reinvested	122,627	243,684
Shares redeemed	(23,374,148)	(13,965,015)
Net increase from beneficial share transactions	50,370,043	150,924,632
Institutional Class
Shares sold	150,671,817	334,694,172
Dividends reinvested	3,265,521	199,826
Shares redeemed	(63,780,279)	(114,871,126)
Net increase from beneficial share transactions	90,157,059	220,022,872
Net increase in net assets	213,964,463	424,596,951

NET ASSETS:
Beginning of year	550,902,044	126,305,093
End of year (including accumulated net investment income of $1,172,608 and $1,891,112)	$764,866,507	$550,902,044

See Notes to Financial Statements.

36	www.clarkstonfunds.com

Clarkston Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016(a)
OPERATIONS:
Net investment income	$364,120	$113,393
Net realized gain on investments	48,652	–
Net change in unrealized appreciation on investments	2,041,410	767,039
Net increase in net assets resulting from operations	2,454,182	880,432

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(206,855)	–
From net realized gains on investments:
Institutional Class	(47,636)	–
Total distributions	(254,491)	–

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	9,872,180	19,603,769
Dividends reinvested	254,490	–
Shares redeemed	(3,092,454)	(311,200)
Net increase from beneficial share transactions	7,034,216	19,292,569
Net increase in net assets	9,233,907	20,173,001

NET ASSETS:
Beginning of period	20,173,001	–
End of period (including accumulated net investment income of $306,977 and $127,815)	$29,406,908	$20,173,001

(a)	Commenced operations on April 4, 2016.

See Notes to Financial Statements.

Annual Report | September 30, 2017	37

Clarkston Select Fund	Statements of Changes in Net Assets

For the Period Ended September 30, 2017(a)
OPERATIONS:
Net investment income	$115,546
Net realized gain on investments	24,677
Net change in unrealized appreciation on investments	405,613
Net increase in net assets resulting from operations	545,836

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(122,180)
Total distributions	(122,180)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	12,545,640
Dividends reinvested	122,057
Shares redeemed	(1,306,143)
Net increase from beneficial share transactions	11,361,554
Net increase in net assets	11,785,210

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income of $8,019)	$11,785,210

(a)	Commenced operations on February 1, 2017.

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Clarkston Founders Fund	Statements of Changes in Net Assets

For the Period Ended September 30, 2017(a)
OPERATIONS:
Net investment income	$39,562
Net realized loss on investments	(38,987)
Net change in unrealized appreciation on investments	1,227,510
Net increase in net assets resulting from operations	1,228,085

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	24,019,280
Shares redeemed	(1,100,716)
Net increase from beneficial share transactions	22,918,564
Net increase in net assets	24,146,649

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income of $67,019)	$24,146,649

(a)	Commenced operations on February 1, 2017.

See Notes to Financial Statements.

Annual Report | September 30, 2017	39

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.11	$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.05	0.06		0.00	(c)
Net realized and unrealized gain/(loss) on investments	1.37	1.37		(0.30)
Total from investment operations	1.42	1.43		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.02)		–
From net realized gains on investments	(0.08)	–		–
Total Distributions	(0.14)	(0.02)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.28	1.41		(0.30)
NET ASSET VALUE, END OF PERIOD	$12.39	$11.11		$9.70

TOTAL RETURN(d)	12.86%	14.73	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$397,474	$308,607		$126,281

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.96%	1.02%		1.81	%(f)
Operating expenses including reimbursement/waiver	0.85%	0.85%		0.85	%(f)
Net investment income including reimbursement/waiver	0.40%	0.62%		0.05	%(f)

PORTFOLIO TURNOVER RATE(g)	13%	16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	41

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.09		$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.03		0.05		(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	1.37		1.35		(0.30)
Total from investment operations	1.40		1.40		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.01)		–
From net realized gains on investments	(0.08)		–		–
Total Distributions	(0.13)		(0.01)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.27		1.39		(0.30)
NET ASSET VALUE, END OF PERIOD	$12.36		$11.09		$9.70

TOTAL RETURN(d)	12.75%		14.47	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$367,393		$242,295		$24

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.09%		1.16%		1.96	%(f)
Operating expenses including reimbursement/waiver	0.98	%(g)	1.00%		1.00	%(f)
Net investment income/(loss) including reimbursement/waiver	0.27%		0.46%		(0.10	%)(f)

PORTFOLIO TURNOVER RATE(h)	13%		16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than ($0.005) per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

See Notes to Financial Statements.

42	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	Annualized.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical.  Fees were reimbursed to the Fund during the year ended September 30, 2017, in the amount of 0.02% of average net assets of Institutional shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	43

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017		For the Period Ended September 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.52		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.16		0.08
Net realized and unrealized gain on investments	0.90		0.44
Total from investment operations	1.06		0.52

LESS DISTRIBUTIONS:
From net investment income	(0.10)		–
From net realized gains on investments	(0.02)		–
Total Distributions	(0.12)		–
NET INCREASE IN NET ASSET VALUE	0.94		0.52
NET ASSET VALUE, END OF PERIOD	$11.46		$10.52

TOTAL RETURN(c)	10.13%		5.20%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$29,407		$20,173

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.04%		1.48	%(d)
Operating expenses including reimbursement/waiver	0.65	%(e)	0.70	%(d)
Net investment income including reimbursement/waiver	1.41%		1.36	%(d)

PORTFOLIO TURNOVER RATE(f)	5%		0%

(a)	Commenced operations on April 4, 2016.
(b)	Per share amounts are based upon average shares outstanding.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical.  Fees were reimbursed to the Fund during the year ended September 30, 2017, in the amount of 0.05% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44	www.clarkstonfunds.com

Clarkston Select Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.12
Net realized and unrealized gain on investments	0.50
Total from investment operations	0.62

LESS DISTRIBUTIONS:
From net investment income	(0.12)
Total Distributions	(0.12)
NET INCREASE IN NET ASSET VALUE	0.50
NET ASSET VALUE, END OF PERIOD	$10.50

TOTAL RETURN(c)	6.21%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$11,785

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.72	%(d)
Operating expenses including reimbursement/waiver	0.67	%(d)(e)
Net investment income including reimbursement/waiver	1.76	%(d)

PORTFOLIO TURNOVER RATE(f)	3%

(a)	Commenced operations on February 1, 2017.
(b)	Per share amounts are based upon average shares outstanding.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical.  Fees were reimbursed to the Fund during the year ended September 30, 2017, in the amount of 0.03% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	45

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized gain on investments	0.62
Total from investment operations	0.64

NET INCREASE IN NET ASSET VALUE	0.64
NET ASSET VALUE, END OF PERIOD	$10.64

TOTAL RETURN(c)	6.40%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$24,147

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.46	%(d)
Operating expenses including reimbursement/waiver	0.92	%(d)(e)
Net investment income including reimbursement/waiver	0.29	%(d)

PORTFOLIO TURNOVER RATE(f)	4%

(a)	Commenced operations on February 1, 2017.
(b)	Per share amounts are based upon average shares outstanding.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical.  Fees were reimbursed to the Fund during the year ended September 30, 2017, in the amount of 0.03% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This Annual Report describes the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to achieve long-term capital appreciation, as well as current income for the Clarkston Select Fund. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | September 30, 2017	47

Clarkston Funds	Notes to Financial Statements

September 30, 2017

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

48	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2017

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$52,768,750	$–	$–	$52,768,750
Consumer Staples	32,311,000	–	–	32,311,000
Financial Services	262,033,240	–	–	262,033,240
Materials & Processing	13,674,000	–	–	13,674,000
Producer Durables	163,152,786	–	–	163,152,786
Technology	13,224,000	–	–	13,224,000
Total	$537,163,776	$–	$–	$537,163,776

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,071,697	$–	$–	$1,071,697
Consumer Staples	6,330,405	–	–	6,330,405
Financial Services	6,675,775	–	–	6,675,775
Health Care	3,010,975	–	–	3,010,975
Producer Durables	4,170,020	–	–	4,170,020
Technology	3,395,010	–	–	3,395,010
Total	$24,653,882	$–	$–	$24,653,882

Annual Report | September 30, 2017	49

Clarkston Funds	Notes to Financial Statements

September 30, 2017

Clarkston Select Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$462,395	$–	$–	$462,395
Consumer Staples	2,455,760	–	–	2,455,760
Financial Services	1,799,448	–	–	1,799,448
Health Care	773,032	–	–	773,032
Materials & Processing	273,480	–	–	273,480
Producer Durables	2,401,027	–	–	2,401,027
Technology	1,570,905	–	–	1,570,905
Total	$9,736,047	$–	$–	$9,736,047

Clarkston Founders Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$764,595	$–	$–	$764,595
Consumer Staples	1,959,330	–	–	1,959,330
Financial Services	7,923,942	–	–	7,923,942
Health Care	1,094,577	–	–	1,094,577
Materials & Processing	524,170	–	–	524,170
Producer Durables	3,574,540	–	–	3,574,540
Technology	440,800	–	–	440,800
Total	$16,281,954	$–	$–	$16,281,954

The Funds recognize transfers between levels as of the end of the period. For the fiscal year or period ended September 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs: The Clarkston Fund, the Clarkston Select Fund, and the Clarkston Founders Fund incurred offering costs during the year or period ended September 30, 2017. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2017 are expensed in on the Funds’ Statements of Operations and amounts that remain to be amortized are shown on the Funds’ Statements of Assets and Liabilities.

50	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2017

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year or period, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year or period ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. The Clarkston Select Fund normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Annual Report | September 30, 2017	51

Clarkston Funds	Notes to Financial Statements

September 30, 2017

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end.

The tax character of distributions paid during the fiscal year or period ended September 30, 2017, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$7,091,111	$92,112
Clarkston Fund	254,491	–
Clarkston Select Fund	122,180	–

The tax character of distributions paid during the fiscal year ended September 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$448,278	$–

There were no distributions paid by the Clarkston Founders Fund during the fiscal period ended September 30, 2017, or the Clarkston Fund during the fiscal period ended September 30, 2016.

Reclassifications: As of September 30, 2017, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gains on Investments
Clarkston Partners Fund	$–	$(381)	$381
Clarkston Fund	(21,897)	21,897	–
Clarkston Select Fund	(14,653)	14,653	–
Clarkston Founders Fund	(27,457)	27,457	–

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Clarkston Funds	Notes to Financial Statements

September 30, 2017

These differences are primarily attributed to non-deductible organizational costs.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2017, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Select Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$118,082,828	$3,284,206	$635,496	$1,389,325
Gross unrealized depreciation (excess of tax cost over value)	(3,095,211)	(475,757)	(229,883)	(161,815)
Net unrealized appreciation	$114,987,617	$2,808,449	$405,613	$1,227,510
Cost of investments for income tax purposes	$422,176,159	$21,845,433	$9,330,434	$15,054,444

Components of Distributable Earnings: As of September 30, 2017, components of distributable earnings were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Select Fund	Clarkston Founders Fund
Undistributed ordinary income	$1,172,608	$307,993	$32,696	$67,019
Accumulated capital gains/(losses)	7,147,105	–	–	(38,987)
Net unrealized appreciation	114,987,617	2,808,449	405,613	1,227,510
Total	$123,307,330	$3,116,442	$438,309	$1,255,542

Capital Losses: As of September 30, 2017, the Funds had the following capital loss carryforwards:

Fund	Non-expiring Short-Term
Clarkston Founders Fund	$38,987

Annual Report | September 30, 2017	53

Clarkston Funds	Notes to Financial Statements

September 30, 2017

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year or period ended September 30, 2017 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$85,511,821	$61,238,988
Clarkston Fund	7,569,077	1,030,758
Clarkston Select Fund	9,531,573	225,816
Clarkston Founders Fund	15,661,712	568,281

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

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Clarkston Funds	Notes to Financial Statements

September 30, 2017

Transactions in common shares were as follows:

	For the Year or Period Ended September 30, 2017	For the Year or Period Ended September 30, 2016
Clarkston Partners Fund
Founders Class
Shares sold	6,286,064	16,080,830
Shares issued in reinvestment of distributions to shareholders	10,663	24,396
Shares redeemed	(1,999,988)	(1,341,410)
Net increase in shares outstanding	4,296,739	14,763,816
Institutional Class
Shares sold	13,053,266	32,679,127
Shares issued in reinvestment of distributions to shareholders	284,204	19,999
Shares redeemed	(5,461,351)	(10,862,954)
Net increase in shares outstanding	7,876,119	21,836,172

Clarkston Fund(a)
Institutional Class
Shares sold	904,686	1,948,035
Shares issued in reinvestment of distributions to shareholders	23,542	–
Shares redeemed	(279,399)	(30,385)
Net increase in shares outstanding	648,829	1,917,650

Clarkston Select Fund(b)
Institutional Class
Shares sold	1,237,139	N/A
Shares issued in reinvestment of distributions to shareholders	11,806	N/A
Shares redeemed	(126,209)	N/A
Net increase in shares outstanding	1,122,736	N/A

Clarkston Founders Fund(b)
Institutional Class
Shares sold	2,374,806	N/A
Shares issued in reinvestment of distributions to shareholders	–	N/A
Shares redeemed	(106,208)	N/A
Net increase in shares outstanding	2,268,598	N/A

(a)	Commenced operations on April 4, 2016.
(b)	Commenced operations on February 1, 2017.

Annual Report | September 30, 2017	55

Clarkston Funds	Notes to Financial Statements

September 30, 2017

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 80% of the outstanding shares of the Clarkston Partners Fund are held by two record shareholders: one is an omnibus account and one is a record shareholder that owns shares on behalf of its underlying beneficial owners. Approximately 80% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 85% of the outstanding shares of the Clarkston Select Fund are owned by one omnibus account. Approximately 96% of the outstanding shares of the Clarkston Founders Fund are owned by two omnibus accounts. Share transaction activities of these shareholders could have a material impact on the Funds.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund, respectively. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder servicing fees, brokerage expenses, interest expenses, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund’s average daily net assets for the Institutional Class shares, 0.55% of the Clarkston Select Fund’s average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund’s average daily net assets for the Institutional Class shares. Prior to November 14, 2016, the Adviser contractually agreed to limit the amount of the Clarkston Fund Total Annual Fund Operating Expenses, exclusive of brokerage expenses, interest expenses, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.70% (inclusive of shareholder servicing fees). The Fee Waiver Agreement is in effect through January 31, 2018. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. Fees waived or reimbursed for the fiscal year or period ended September 30, 2017 are disclosed in the Statements of Operations.

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Clarkston Funds	Notes to Financial Statements

September 30, 2017

As of September 30, 2017, the balances of recoupable expenses for each Fund were as follows:

	Expiring in 2018	Expiring in 2019	Expiring in 2020
Clarkston Partners Fund
Founders	50,396	368,096	389,579
Institutional	10	301,646	349,038
Clarkston Fund
Institutional	–	64,723	101,949
Clarkston Select Fund
Institutional	–	–	68,518
Clarkston Founders Fund
Institutional	–	–	73,077

Administrator: ALPS (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers and an Interested Trustee of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year or period ended September 30, 2017 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as each Fund’s Chief Compliance Officer to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Annual Report | September 30, 2017	57

Clarkston Funds	Notes to Financial Statements

September 30, 2017

7. TRUSTEES

As of September 30, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective November 16, 2017, the Independent Trustees’ quarterly retainer will increase to $6,000 and the Audit Committee Chair will now receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. The Independent Trustees will continue to receive $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses.

Effective November 16, 2017, the Funds’ Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2019.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

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Clarkston Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund, and Clarkston Founders Fund and Board of Trustees of ALPS Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund, and Clarkston Founders Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended for Clarkston Partners Fund and Clarkston Fund, and the related statements of operations and changes in net assets, and the financial highlights for the period February 1, 2017 (commencement of operations) to September 30, 2017, for Clarkston Select Fund and Clarkston Founders Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of changes in net assets and financial highlights for the periods ended September 30, 2016 and prior, were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended for Clarkston Partners Fund and Clarkston Fund, and the results of their operations, the changes in their net assets, and the financial highlights for the period from February 1, 2017 (commencement of operations) to September 30, 2017, for Clarkston Select Fund and Clarkston Founders Fund, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2017

Annual Report | September 30, 2017	59

Clarkston Funds	Additional Information

September 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC website at http://www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. CHANGES IN ACCOUNTANTS

On June 5, 2017, KPMG LLP (KPMG) was dismissed as the independent registered public accounting firm of the Trust. In August 2017, the Audit Committee of the Board of Trustees of the Trust recommended the appointment of Cohen & Company, Ltd. (“Cohen”), as the Trust’s independent registered public accounting firm, replacing KPMG LLP, beginning with the Funds’ financial statements for the fiscal year ended September 30, 2017, and the Board of Trustees approved such appointment.

KPMG’s report on the financial statements of the Funds for each of the fiscal years or periods ended September 30, 2015 and September 30, 2016, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years or periods ended September 30, 2015 and September 30, 2016, there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years or periods ended September 30, 2015 and September 30, 2016, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

4. TAX DESIGNATIONS

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2016 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

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Clarkston Funds	Additional Information

September 30, 2017 (Unaudited)

Amount
Clarkston Partners Fund	96.22%
Clarkston Fund	89.45%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2016 qualify for the corporate dividends received deduction:

Amount
Clarkston Partners Fund	95.83%
Clarkston Fund	89.45%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Clarkston Partners Fund, designated $92,112 as long-term capital gain dividends.

5. DISCLOSURE REGARDING RENEWAL AND APPROVAL OF FUND ADVISORY AGREEMENT

On August 24, 2017, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Clarkston Capital Partners, LLC (“Clarkston Capital”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with the Clarkston Funds, the Trustees, including all the Independent Trustees, considered the following factors with respect to the Clarkston Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust on behalf of each Clarkston Fund to Clarkston Capital, considering the nature, extent and quality of the advisory services to be provided by Clarkston Capital to the Clarkston Funds.

The Trustees considered the information they received comparing each Clarkston Fund’s contractual annual advisory fees and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data, (the “Independent Data Provider”) which screened retail and institutional mutual funds and excluded all others.

Each Independent Data Provider peer group consisted of the applicable Clarkston Fund and several other funds identified by FUSE using similar strategies with comparable fee structures. The Trustees also noted that Clarkston Capital had institutional accounts and clients using model delivery services for some or all fund strategies.

With respect to the Clarkston Founders Fund, the Trustees noted that the fund’s contractual advisory fee of 0.75% was equal to the peer group median, and that the fund’s total net expenses (after fee waiver and expense reimbursement) of 0.95% for the Institutional Class was substantially below the peer group average of 1.10%.

Annual Report | September 30, 2017	61

Clarkston Funds	Additional Information

September 30, 2017 (Unaudited)

With respect to the Clarkston Fund, the Trustees noted that the fund’s contractual advisory fee of 0.50% was the lowest in the peer group, and that the fund’s total net expenses (after fee waiver and expense reimbursement) of 0.70% for the Institutional Class was substantially below the peer group average of 0.90%.

With respect to the Clarkston Partners Fund, the Trustees noted that the fund’s contractual advisory fee of 0.75% was equal to the peer group median for the Founders Class and the Institutional Class, and that the fund’s total net expenses (after fee waiver and expense reimbursement) of 0.85% for the Founders Class and 1.00% for the Institutional Class were substantially below, or slightly above, the peer group average of 0.95% and 0.99%, respectively.

With respect to the Clarkston Fund, the Trustees noted that the fund’s contractual advisory fee of 0.50% was the lowest in the peer group, and that the fund’s total net expenses (after fee waiver and expense reimbursement) of 0.70% for the Institutional Class was also the lowest in the peer group.

After further consideration, the Trustees determined that the contractual annual advisory fees and total net expenses for each Fund, considering the contractual fee waivers, were fair to the fund’s shareholders.

Comparable Accounts: The Trustees also noted that Clarkston Capital had institutional and strategic accounts, and model delivery service clients, using investment strategies similar to the strategies of the Clarkston Funds, and reviewed the fee structures for, and services rendered to, such clients.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Clarkston Funds under the Investment Advisory Agreement with Clarkston Capital. The Trustees reviewed certain background materials supplied by Clarkston Capital in its presentation, including its Form ADV.

The Trustees reviewed and considered Clarkston Capital’s investment advisory personnel, its history as an asset manager and its performance. The Trustees also reviewed the research and decision-making processes utilized by Clarkston Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Clarkston Funds.

The Trustees considered the background and experience of Clarkston Capital’s management relating to the Clarkston Funds, including reviewing the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the Clarkston Funds and the extent of the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with Clarkston Capital, including the Clarkston Capital’s responsiveness and compliance record. The Trustees also reviewed, among other things, Clarkston Capital’s Code of Ethics. The Trustees also considered Clarkston Capital’s reputation generally and its investment techniques, strategies, risk management controls and decision-making processes.

Performance: The Trustees reviewed and considered each Clarkston Fund’s performance, noting that the performance of the Clarkston Founders Fund since inception (January 2017) was slightly below median relative to the Fund’s universe; the Clarkston Fund since inception (April 2016) was in the fourth quartile of the Fund’s universe; the Clarkston Partners Fund since inception (September 2015) was slightly below median relative to the Fund’s universe for the Founders Class and the Institutional Class; and the Clarkston Select Fund since inception (January 2017) was slightly above median relative to the Fund’s universe. The Trustees also discussed the relatively short performance period for all the Clarkston Funds, especially the Clarkston Founders Fund and the Clarkston Select Fund. They discussed the significant cash allocation in each Fund’s portfolio and the impact on performance. They considered Clarkston Capital’s emphasis on strong dividend paying companies, and the adviser’s confidence that the valuations will be realized over the long term.

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Clarkston Funds	Additional Information

September 30, 2017 (Unaudited)

The Adviser’s Profitability: The Trustees received and considered a historical and estimated profitability analysis prepared by Clarkston Capital based on the fees to be paid under the Investment Advisory Agreement. The Trustees considered the profits, if any, realized and anticipated to be realized by Clarkston Capital relating to the operation of each Clarkston Fund. The Trustees then reviewed and discussed Clarkston Capital’s income statement to consider the financial condition, stability and profitability of Clarkston Capital. They observed that some distribution costs were included in the profit analysis, and concluded that any profits would remain reasonable even if those distribution expenses were excluded from the adviser’s expenses.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to each Clarkston Fund would be passed along to the shareholders under the Investment Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Clarkston Capital from its relationship with each Clarkston Fund, including research and other support services.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Clarkston Capital. In evaluating Clarkston Capital and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all the Independent Trustees, concluded that:

●	each Clarkston Fund’s contractual advisory fee was at or below the peer group median, and in two cases the lowest in the peer group and was not unreasonable;

●
each Clarkston Fund’s total net expenses (after fee waiver and expense reimbursement) for each class of such Fund were substantially below the peer group median (and in one case the lowest in the peer group), with exception of one class which was approximately at the peer group median, and in all cases, fair to the Clarkston Fund’s shareholders;

●
bearing in mind the limitations of comparing different types of accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Clarkston Capital’s other clients employing a comparable strategy to any Clarkston Fund were not indicative of any unreasonableness with respect to the advisory payable by such Clarkston Fund;

●	the terms of the fee waiver/expense reimbursement letter agreement between the Trust, (on behalf of each Clarkston Fund) and Clarkston Capital, were reasonable;

Annual Report | September 30, 2017	63

Clarkston Funds	Additional Information

September 30, 2017 (Unaudited)

●	the nature, extent and quality of services rendered by Clarkston Capital under the Investment Advisory Agreement were adequate;

●
bearing in mind the relatively short performance history of the Clarkston Funds (especially the Clarkston Founders Fund and the Clarkston Select Fund), the performance of each Clarkston Fund, was acceptable;

●	the estimated profitability of Clarkston Capital relating to the management of each Clarkston Fund was not unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to Clarkston Capital because of its relationship with each Clarkston Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all the Independent Trustees, concluded that Clarkston Capital’s compensation for investment advisory services is consistent with the best interests of each Clarkston Fund and its shareholders.

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Clarkston Funds	Trustees and Officers

September 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2017	65

Clarkston Funds	Trustees and Officers

September 30, 2017 (Unaudited)

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	RiverNorth Opportunity fund (2013 to present).
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle- market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				9	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

66	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2017	67

Clarkston Funds	Trustees and Officers

September 30, 2017 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.

Richard C. Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Griffin Institutional Access Real Estate Fund, Stadion Funds and Centaur Mutual Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

68	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2017 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Cory J. Gossard Birth year: 1972	Chief Compliance Officer (“CCO”)	Mr. Gossard was elected CCO of the Trust on October 20, 2017.
Mr. Gossard oversees all day-to-day compliance aspects of ALPS’ business within Fund CCO Services, Compliance Administration, Risk Management and Assurance Services. Mr. Gossard is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gossard also serves as Fund CCO for the SPDR S&P 500 ETF Trust, SPDR DJIA ETF Trust, and SPDR S&P MidCap 400 ETF Trust. Prior to joining ALPS in 2014, Mr. Gossard held a series of progressively responsible roles throughout an 18-year career with Citibank.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

Annual Report | September 30, 2017	69

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.

COGNIOS® FUNDS

COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class **COGMX**
Institutional Class **COGIX**

ANNUAL
SEPTEMBER 30, 2017

Shareholder Letter	1
Portfolio Update	5
Disclosure of Fund Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	37
Additional Information	38
Trustees and Officers	40

1-855-254-6467 | www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2017 (Unaudited)

Dear Shareholder,

Thank you for investing in the Cognios Market Neutral Large Cap Fund (the “Fund”) and for taking the time to review our Annual Report for the year ended September 30, 2017. We value this opportunity to offer insight into the Fund’s investment strategy and to offer commentary on the Fund’s performance and overall market conditions.

The Cognios Market Neutral Large Cap Fund employs a Beta‐adjusted market neutral investment strategy that seeks to provide investors with returns that are non‐correlated to, or independent of, the returns of the global equity and fixed income markets. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure). Additionally, by hedging out the general market movements in this Beta‐adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

In our last letter provided in the Semi‐Annual Report for March 31, 2017, we noted that, in our view, valuation multiples for the S&P 500 Index were elevated. In the six months since that filing, our view has not changed. Earnings growth for the constituent companies of the S&P 500 Index has been more robust of late; however, the index has advanced higher at a rate greater than the earnings growth and valuation multiples are increasingly stretched as a result. There are other signs that risk is not being appreciated in the current market environment. The credit spread between the Merrill Lynch High Yield Constrained Bond Index and ten‐year U.S. Treasuries is near a multi‐year low as are various other credit spreads. The VIX, or volatility index, which is a measure of the market expectation of near term volatility based on S&P 500 index options, is under 10 and also near a multi‐year low. Generally, VIX values below 20 correspond to less stressful, even complacent, times in the market. Thus, a measure under 10 indicates extreme complacency which could prove dangerous, especially as the Federal Reserve moves to increase the Federal Funds rate, which some use as a benchmark for the risk‐free rate. As the risk‐free rate moves higher, the likelihood increases that risk will be re‐priced and cause markets to fall as a result.

Below you will find performance updates for the Fund.

During the twelve months ended September 30, 2017, the total return for the Institutional Class Shares (COGIX) was ‐4.31% and the total return for the Investor Class Shares (COGMX) was ‐4.65%. Over the same period, the HFRX Equity Market Neutral Index gained 1.52%, while the S&P 500 Index gained 18.61% on a total return basis. We are obviously disappointed by the decline of the shares over the past year and we have spent a great deal of time analyzing the causes of the decline. We select stocks, both long and short, based on ROTA/ROME®, our proprietary investment selection and portfolio construction process. With this process, the Fund’s long positions are companies that generate high Returns on Tangible Assets (“ROTA”) and trade at attractive prices relative to the overall market, while the Fund’s short positions are companies that generate low ROTA and trade at unattractive prices relative to the overall market. Our investment thesis is built on basic fundamental economics: companies that generate the most profits and cash flow from assets employed in the business are worth more than companies with lower profits and less cash flow over time. This seems intuitive and the strength of this concept is demonstrated when we analyze historical stock market returns. If we look at the constituents of the S&P 500 Index over the last fifteen years (2002‐2016) and rank the constituent companies based on ROTA each year, the two hundred fifty companies with the highest ROTA generate more Alpha than the two hundred fifty companies with the lowest ROTA in thirteen out of those fifteen years. Unfortunately, 2016 was one of the two outlier years, primarily the second half of the year, when high ROTA companies in the S&P 500 underperformed low ROTA companies. Given our investment thesis and our conviction in the investment process employed by the Fund, the market’s preference for low ROTA companies and general indifference to fair valuations were the most significant driving factors in the decline in the Fund’s shares over the last fiscal year. Thus far in 2017, the Alpha spread of high ROTA companies over low ROTA companies is positive, but the spread has been very narrow.

Annual Report | September 30, 2017	1

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2017 (Unaudited)

Over the course of twelve months ended September 30, 2017, the Fund held 147 long positions and 300 short positions. One hundred of the 147 long positions were profitable and 87 of the 300 short positions were profitable for the year. Long positions generated total profits of $15,369,322, while short positions generated total losses of $19,393,124 during the period. The long positions generated a 13.4% gain on average equity capital while the short positions generated losses of 17.0% on average equity capital. The table below displays the top five most profitable long and short positions for the twelve months ended September 30, 2017.

Longs			Shorts
Ticker	Company	Profits	Ticker	Company	Profits
MCD	McDonald’s Corp.	$1,840,420	SWN	Southwestern Energy Co.	$297,804
RTN	Raytheon Company	$1,677,099	REGN	Regeneron Pharmaceuticals	$260,235
GOOGL	Alphabet Inc.	$1,331,105	AYI	Acuity Brands Inc.	$254,840
FISV	Fiserv Inc.	$1,254,224	ALXN	Alexion Pharmaceuticals Inc.	$252,507
MMM	3M Company	$1,106,902	AMD	Advanced Micro Devices Inc.	$245,399

The performance data is obviously important; but since the portfolio is hedged and designed to be market neutral, the independence of the performance versus the S&P 500 Index is also very important. Beta, Alpha, Correlation and R Squared are statistics that are commonly used to measure this independence. We track these measures on a monthly basis (57 data points) and the data, since inception, is presented in the tables below:

	Beta to the S&P 500 Index	Annualized Alpha to the S&P 500 Index
COGIX	0.12	1.56%
COGMX	0.13	1.29%

	Correlation of Returns to the S&P 500 Index	R Squared of Returns to the S&P 500 Index
COGIX	0.161	2.6%
COGMX	0.163	2.7%

As the tables above indicate, Beta, Correlation and R Squared are all low, meaning that the performance of the Fund is statistically independent of the performance of the S&P 500 Index.

2	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2017 (Unaudited)

Meanwhile, the Alpha of the Fund remains positive, even with the recent difficult performance of the Fund. We hope that this statistic continues to move higher in the future with improved performance and expect the Fund to continue generating returns independent of the S&P 500 Index.

We at Cognios look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

If you have any questions regarding the Cognios Market Neutral Large Cap Fund, please contact your account manager or financial adviser, or call one of our shareholder associates at 855‐254‐6467.

We thank you for investing with Cognios and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley	Francisco Bido

Portfolio Managers
Cognios Capital, LLC

Defined Terms and Disclosures

Alpha is the excess return of a portfolio after considering its Beta exposure.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Annual Report | September 30, 2017	3

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2017 (Unaudited)

Correlation is a statistical measure of how two securities move in relation to each other.

Merrill Lynch High Yield Constrained Bond Index – Index that measures the performance of U.S. high yield bonds.

R Squared is the coefficient of determination and indicates how well data points fit in a model. In the example in the above table, 2.6% of the monthly movement in share price of COGIX can be explained by the movement of the S&P 500 Index.

Standard & Poor's 500 Index (S&P 500) is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.

VIX - VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

Cognios' ROTA/ROME® investment philosophy drives the quantitative investment selection and portfolio construction process that is and will continue to be used to select long and short positions for the Fund. ROTA/ROME® favors companies with high returns on tangible assets (“ROTA”) and high earnings yields on current stock prices (“ROME”, or return on market equity).

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Cognios Capital, LLC.

4	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2017 (Unaudited)

Average Annual Total Returns (as of September 30, 2017)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
Cognios Market Neutral Large Cap Fund – Investor Class	0.43%	‐1.87%	‐4.31%	1.15%	3.13%
Cognios Market Neutral Large Cap Fund – Institutional Class	0.32%	‐2.00%	‐4.65%	0.91%	2.87%
S&P 500® Total Return Index(a)	4.48%	7.71%	18.61%	10.81%	15.12%
HFRX Equity Market Neutral Index(b)	2.07%	1.25%	1.52%	1.28%	1.72%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 855.254.6467 or by visiting www.cogniosfunds.com.

*	Fund’s inception date is December 31, 2012.

(a)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

(b)
The HFRX Equity Market Neutral Index is a common benchmark for long/ short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the SEC).

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund's Investor Class and Institutional Class shares (as reported in the January 28, 2017 Prospectus) are 4.08% and 3.84% and 3.81% and 3.56% respectively. Total Annual Fund Operating Expenses excluding Brokerage Costs, Interest, Taxes, Dividends, Litigation Expenses, Indemnification Amounts, Borrowing Costs, Brokerage Expenses and Dividend Expenses on Securities Sold Short and Extraordinary Expenses are: Investor Class 2.23% Institutional Class 1.99%, while Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement excluding Brokerage Costs, Interest, Taxes, Dividends, Litigation Expenses, Indemnification Amounts, Borrowing Costs, Brokerage Expenses and Dividend Expenses on Securities Sold Short and Extraordinary Expenses are: Investor Class 1.96% Institutional Class 1.71%. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

Annual Report | September 30, 2017	5

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Basic Materials (Short)	‐1.17%
Communications ‐ Long	3.37%
Communications (Short)	‐4.08%
Consumer Cyclical ‐ Long	29.07%
Consumer Cyclical (Short)	‐5.25%
Consumer Non‐cyclical ‐ Long	51.07%
Consumer Non‐cyclical (Short)	‐21.15%
Energy (Short)	‐11.66%
Financials ‐ Long	6.65%
Financials (Short)	‐24.68%
Industrials ‐ Long	18.67%
Industrials (Short)	‐7.82%
Money Market Fund ‐ Long	0.26%
Technology ‐ Long	3.34%
Technology (Short)	‐2.89%
Utilities ‐ Long	12.52%
Utilities (Short)	‐10.27%
Cash, Cash Equivalents, & Other Net Assets	64.02%
TOTAL	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

6	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2017 (Unaudited)

Top 10 Long Positions (as a % of Net Assets)*

Security	Ticker	Weight^
Michael Kors Holdings, Ltd.	KORS	1.84%
AutoZone, Inc.	AZO	1.84%
Centene Corp.	CNC	1.84%
L Brands, Inc.	LB	1.83%
Tyson Foods, Inc.	TSN	1.82%
O'Reilly Automotive, Inc.	ORLY	1.81%
WW Grainger, Inc.	GWW	1.81%
Dollar Tree, Inc.	DLTR	1.80%
CH Robinson Worldwide, Inc.	CHRW	1.78%
McCormick & Co., Inc.	MKC	1.78%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.
^	Position Rank based on percentage of net assets

Annual Report | September 30, 2017	7

Cognios Market Neutral Large Cap Fund

Disclosure of Fund Expenses	September 30, 2017 (Unaudited)

Examples. As a shareholder of the Cognios Market Neutral Large Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b‐1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2017, and held through September 30, 2017.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2017 – September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid, and During Period April 1, 2017 - September 30, 2017(b)
Investor Class
Actual	$1,000.00	$ 980.00	3.60%	$17.87
Hypothetical (5% return before expenses)	$1,000.00	$1,007.02	3.60%	$18.11

Institutional Class
Actual	$1,000.00	$ 981.30	3.35%	$16.64
Hypothetical (5% return before expenses)	$1,000.00	$1,008.27	3.35%	$16.87

(a)
Annualized, based on the Fund's most recent fiscal half-year expenses. Expense ratio excluding interest expense and dividends paid on borrowed securities is 1.95% and 1.70% for Investor Class and Institutional Class, respectively.

(b)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

8	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
COMMON STOCKS (124.69%)
Communications (3.37%)
AT&T, Inc.(a)	27,310	$1,069,733
Facebook, Inc., Class A(a)(b)	5,941	1,015,138
Total Communications		2,084,871

Consumer Cyclical (29.07%)
AutoZone, Inc.(b)	1,911	1,137,255
Coach, Inc.(a)	24,477	985,934
Darden Restaurants, Inc.(a)	12,504	985,065
Dollar Tree, Inc.(a)(b)	12,827	1,113,640
Foot Locker, Inc.(a)	28,158	991,725
Hanesbrands, Inc.(a)	41,573	1,024,359
L Brands, Inc.(a)	27,216	1,132,458
McDonald's Corp.(a)	6,414	1,004,945
Michael Kors Holdings, Ltd.(a)(b)	23,839	1,140,696
NIKE, Inc., Class B(a)	19,254	998,320
Nordstrom, Inc(a)	22,263	1,049,700
O'Reilly Automotive, Inc.(b)	5,203	1,120,570
Ralph Lauren Corp.(a)	11,513	1,016,483
Target Corp.(a)	18,503	1,091,862
Ulta Beauty, Inc.(b)	4,636	1,048,014
Wal‐Mart Stores, Inc.(a)	13,065	1,020,899
WW Grainger, Inc.(a)	6,229	1,119,663
Total Consumer Cyclical		17,981,588

Consumer Non‐cyclical (51.07%)
Altria Group, Inc.(a)	16,209	1,027,975
Anthem, Inc.(a)	5,207	988,705
Biogen, Inc.(a)(b)	3,209	1,004,802
Campbell Soup Co.	22,192	1,039,029
Centene Corp.(a)(b)	11,732	1,135,306
Church & Dwight Co., Inc.(a)	20,361	986,490
Cigna Corp.(a)	5,598	1,046,490
Clorox Co.(a)	7,378	973,232
Coca‐Cola Co.	22,420	1,009,124
Conagra Brands, Inc.	31,214	1,053,160
Constellation Brands, Inc., Class A	5,119	1,020,985
Cooper Cos., Inc.(a)	4,347	1,030,717
Dr Pepper Snapple Group, Inc.	11,199	990,775
Envision Healthcare Corp.(a)(b)	19,637	882,683
Estee Lauder Cos., Inc., Class A(a)	9,532	1,027,931
General Mills, Inc.(a)	19,076	987,374
H&R Block, Inc.(a)	38,158	1,010,424
HCA Healthcare, Inc.(a)(b)	13,053	1,038,888
Hershey Co.(a)	9,786	1,068,338

See Notes to Financial Statements.

Annual Report | September 30, 2017	9

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
Consumer Non‐cyclical (continued)
Hormel Foods Corp.(a)	33,381	$1,072,865
JM Smucker Co.	9,729	1,020,864
Kellogg Co.	15,680	977,962
McCormick & Co., Inc.	10,709	1,099,172
PepsiCo, Inc.	8,847	985,821
Procter & Gamble Co.	11,065	1,006,694
Quest Diagnostics, Inc.(a)	9,487	888,363
Sysco Corp.	19,418	1,047,601
Tyson Foods, Inc., Class A	16,012	1,128,045
UnitedHealth Group, Inc.(a)	5,154	1,009,411
Varian Medical Systems, Inc.(a)(b)	9,794	979,988
Verisk Analytics, Inc.(a)(b)	12,617	1,049,608
Total Consumer Non‐cyclical		31,588,822

Financials (6.65%)
Everest RE Group, Ltd.(a)	4,055	926,121
Intercontinental Exchange, Inc.(a)	15,766	1,083,124
Loews Corp.(a)	21,831	1,044,832
Public Storage ‐ REIT(a)	4,955	1,060,321
Total Financials		4,114,398

Industrials (18.67%)
CH Robinson Worldwide, Inc.(a)	14,506	1,103,907
Expeditors International of Washington, Inc.(a)	18,122	1,084,783
FLIR Systems, Inc.(a)	26,757	1,041,115
General Dynamics Corp.(a)	5,088	1,045,991
Lockheed Martin Corp.(a)	3,359	1,042,264
Northrop Grumman Corp.(a)	3,789	1,090,171
Raytheon Co.(a)	5,627	1,049,886
Republic Services, Inc.(a)	15,642	1,033,310
Stericycle, Inc.(a)(b)	14,246	1,020,299
TransDigm Group, Inc.(a)	3,919	1,001,892
Waste Management, Inc.(a)	13,224	1,035,042
Total Industrials		11,548,660

Technology (3.34%)
Akamai Technologies, Inc.(a)(b)	21,665	1,055,519
Electronic Arts, Inc.(a)(b)	8,549	1,009,295
Total Technology		2,064,814

Utilities (12.52%)
Ameren Corp.(a)	17,109	989,585
American Electric Power Co., Inc.(a)	13,900	976,336
Consolidated Edison, Inc.(a)	12,162	981,230
Eversource Energy(a)	16,284	984,205

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
Utilities (continued)
FirstEnergy Corp.(a)	31,338	$966,151
PG&E Corp.(a)	14,650	997,518
Public Service Enterprise Group, Inc.(a)	22,025	1,018,656
SCANA Corp.(a)	17,038	826,173
Total Utilities		7,739,854

TOTAL COMMON STOCKS (Cost $76,545,822)		77,123,007

	7-Day Yield	Shares	Value (Note 2)
SHORT‐TERM INVESTMENTS (0.26%)
Money Market Fund (0.26%)
BlackRock Liquidity Treasury Fund	0.66000%	163,817	163,817

TOTAL SHORT‐TERM INVESTMENTS (Cost $163,817)			163,817

TOTAL INVESTMENTS (124.95%) (Cost $76,709,639)			$77,286,824

SECURITIES SOLD SHORT (-88.97%)
(Proceeds $54,216,277)			$(55,032,982)

Other Assets In Excess Of Liabilities (64.02%)			39,599,382	(c)
NET ASSETS (100.00%)			$61,853,224

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (‐88.97%)
Basic Materials (-1.17%)
DowDuPont, Inc.	(5,315)	$(367,958)
Newmont Mining Corp.	(9,434)	(353,869)
Total Basic Materials		(721,827)

Communications (-4.08%)
CenturyLink, Inc.	(18,131)	(342,676)
Charter Communications, Inc., Class A	(917)	(333,256)
Comcast Corp., Class A	(8,877)	(341,587)
Motorola Solutions, Inc.	(4,140)	(351,362)

See Notes to Financial Statements.

Annual Report | September 30, 2017	11

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
Communications (continued)
NetFlix, Inc.	(2,076)	$(376,483)
Symantec Corp.	(12,184)	(399,757)
Verizon Communications, Inc.	(7,595)	(375,876)
Total Communications		(2,520,997)

Consumer Cyclical (‐5.25%)
Advance Auto Parts, Inc.	(3,716)	(368,627)
Chipotle Mexican Grill, Inc.	(1,140)	(350,926)
Costco Wholesale Corp.	(2,298)	(377,538)
Hilton Worldwide Holdings, Inc.	(5,654)	(392,670)
Mattel, Inc.	(22,208)	(343,780)
Newell Brands, Inc.	(7,483)	(319,300)
PulteGroup, Inc.	(13,973)	(381,882)
PVH Corp.	(2,883)	(363,431)
Yum! Brands, Inc.	(4,719)	(347,366)
Total Consumer Cyclical		(3,245,520)

Consumer Non‐cyclical (-21.15%)
Abbott Laboratories	(7,123)	(380,083)
Aetna, Inc.	(2,308)	(366,995)
Allergan PLC	(1,593)	(326,485)
AmerisourceBergen Corp.	(4,564)	(377,671)
Automatic Data Processing, Inc.	(3,403)	(372,016)
Baxter International, Inc.	(5,867)	(368,154)
Becton Dickinson & Co.	(1,836)	(359,764)
Boston Scientific Corp.	(13,272)	(387,144)
Brown-Forman Corp., Class B	(6,843)	(371,575)
Cardinal Health, Inc.	(5,370)	(359,360)
Coty, Inc., Class A	(21,939)	(362,652)
CR Bard, Inc.	(1,136)	(364,088)
Ecolab, Inc.	(2,745)	(353,035)
Edwards Lifesciences Corp.	(3,217)	(351,650)
Eli Lilly & Co.	(4,496)	(384,588)
Gartner, Inc.	(3,030)	(376,962)
Global Payments, Inc.	(3,795)	(360,639)
Hologic, Inc.	(9,491)	(348,225)
IDEXX Laboratories, Inc.	(2,355)	(366,179)
IHS Markit, Ltd.	(7,786)	(343,207)
Illumina, Inc.	(1,775)	(353,580)
Incyte Corp.	(2,649)	(309,244)
Intuitive Surgical, Inc.	(364)	(380,700)
Kraft Heinz Co.	(4,519)	(350,449)
Merck & Co., Inc.	(5,700)	(364,971)
Molson Coors Brewing Co., Class B	(4,041)	(329,907)
Mondelez International, Inc., Class A	(8,916)	(362,525)

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
Consumer Non-cyclical (continued)
Patterson Cos., Inc.	(9,549)	$(369,069)
Perrigo Co. PLC	(4,633)	(392,184)
Pfizer, Inc.	(10,732)	(383,132)
Quanta Services, Inc.	(10,047)	(375,456)
Quintiles IMS Holdings, Inc.	(3,799)	(361,171)
ResMed, Inc.	(4,705)	(362,097)
Stryker Corp.	(2,591)	(367,974)
Thermo Fisher Scientific, Inc.	(1,955)	(369,886)
Zoetis, Inc.	(5,805)	(370,127)
Total Consumer Non-cyclical		(13,082,944)

Energy (-11.66%)
Apache Corp.	(9,205)	(421,589)
Baker Hughes, a GE Co.	(10,645)	(389,820)
Cabot Oil & Gas Corp.	(13,804)	(369,257)
Concho Resources, Inc.	(3,237)	(426,378)
ConocoPhillips	(8,206)	(410,710)
EOG Resources, Inc.	(4,241)	(410,274)
EQT Corp.	(5,836)	(380,741)
Exxon Mobil Corp.	(4,738)	(388,421)
Halliburton Co.	(9,255)	(426,008)
Kinder Morgan, Inc.	(18,753)	(359,683)
National Oilwell Varco, Inc.	(11,826)	(422,543)
Noble Energy, Inc.	(15,087)	(427,867)
Occidental Petroleum Corp.	(6,079)	(390,333)
Phillips 66	(4,325)	(396,213)
Pioneer Natural Resources Co.	(2,790)	(411,637)
Range Resources Corp.	(20,206)	(395,431)
Schlumberger, Ltd.	(5,715)	(398,678)
Technipfmc PLC	(13,885)	(387,669)
Total Energy		(7,213,252)

Financials (-24.68%)
Alexandria Real Estate Equities, Inc. -REIT	(2,988)	(355,482)
American Express Co.	(4,209)	(380,746)
American International Group, Inc.	(5,973)	(366,682)
American Tower Corp. -REIT	(2,486)	(339,787)
Apartment Investment & Management Co., Class A - REIT	(7,968)	(349,477)
AvalonBay Communities, Inc. -REIT	(1,921)	(342,745)
BB&T Corp.	(7,830)	(367,540)
Boston Properties, Inc. -REIT	(3,001)	(368,763)
CBOE Holdings, Inc.	(3,605)	(388,006)
Cincinnati Financial Corp.	(4,714)	(360,951)
CME Group, Inc.	(2,883)	(391,165)

See Notes to Financial Statements.

Annual Report | September 30, 2017	13

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
Financials (continued)
Crown Castle International Corp. - REIT	(3,399)	$(339,832)
Digital Realty Trust, Inc. - REIT	(3,092)	(365,876)
Duke Realty Corp. - REIT	(12,203)	(351,690)
Equinix, Inc. - REIT	(780)	(348,114)
Equity Residential - REIT	(5,394)	(355,626)
Essex Property Trust, Inc. - REIT	(1,358)	(344,973)
Extra Space Storage, Inc. - REIT	(4,634)	(370,349)
Federal Realty Investment Trust - REIT	(2,825)	(350,893)
GGP, Inc. - REIT	(17,163)	(356,476)
Hartford Financial Services Group, Inc.	(6,693)	(370,993)
HCP, Inc. - REIT	(12,053)	(335,435)
Iron Mountain, Inc. - REIT	(9,196)	(357,724)
KeyCorp	(20,891)	(393,169)
Kimco Realty Corp. - REIT	(18,250)	(356,788)
M&T Bank Corp.	(2,430)	(391,327)
Macerich Co. - REIT	(6,777)	(372,532)
Mastercard, Inc., Class A	(2,726)	(384,911)
Mid-America Apartment Communities, Inc. - REIT	(3,401)	(363,499)
Nasdaq, Inc.	(4,812)	(373,267)
Northern Trust Corp.	(4,071)	(374,247)
People's United Financial, Inc.	(21,581)	(391,479)
Prologis, Inc. - REIT	(5,687)	(360,897)
Realty Income Corp. - REIT	(6,236)	(356,637)
Regency Centers Corp. - REIT	(5,602)	(347,548)
Simon Property Group, Inc. - REIT	(2,284)	(367,747)
SL Green Realty Corp. - REIT	(3,734)	(378,329)
UDR, Inc. - REIT	(9,324)	(354,592)
Ventas, Inc. - REIT	(5,250)	(341,933)
Vornado Realty Trust - REIT	(4,856)	(373,329)
Welltower, Inc. - REIT	(4,934)	(346,762)
Willis Towers Watson PLC	(2,443)	(376,784)
Total Financials		(15,265,102)

Industrials (-7.82%)
Ball Corp.	(9,033)	(373,063)
Deere & Co.	(3,125)	(392,469)
General Electric Co.	(14,535)	(351,456)
Harris Corp.	(2,952)	(388,719)
Kansas City Southern	(3,489)	(379,185)
Martin Marietta Materials, Inc.	(1,731)	(356,984)
Mettler-Toledo International, Inc.	(603)	(377,575)
PerkinElmer, Inc.	(5,427)	(374,300)
Stanley Black & Decker, Inc.	(2,522)	(380,746)
United Parcel Service, Inc., Class B	(3,169)	(380,565)

See Notes to Financial Statements.

14	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

	Shares	Value (Note 2)
Industrials (continued)
United Technologies Corp.	(3,066)	$(355,901)
Vulcan Materials Co.	(3,017)	(360,833)
Xylem, Inc.	(5,863)	(367,200)
Total Industrials		(4,838,996)

Technology (-2.89%)
Activision Blizzard, Inc.	(5,603)	(361,450)
Broadcom, Ltd.	(1,426)	(345,862)
DXC Technology Co.	(4,282)	(367,738)
Fidelity National Information Services, Inc.	(3,921)	(366,182)
Qorvo, Inc.	(4,929)	(348,382)
Total Technology		(1,789,614)

Utilities (-10.27%)
Alliant Energy Corp.	(8,492)	(353,012)
American Water Works Co., Inc.	(4,491)	(363,367)
CenterPoint Energy, Inc.	(12,264)	(358,231)
CMS Energy Corp.	(7,498)	(347,307)
Dominion Energy, Inc.	(4,631)	(356,263)
DTE Energy Co.	(3,235)	(347,310)
Duke Energy Corp.	(4,171)	(350,030)
Edison International	(4,548)	(350,969)
Entergy Corp.	(4,576)	(349,423)
Exelon Corp.	(9,625)	(362,574)
NextEra Energy, Inc.	(2,419)	(354,505)
NiSource, Inc.	(13,494)	(345,312)
Pinnacle West Capital Corp.	(4,050)	(342,468)
PPL Corp.	(9,293)	(352,669)
Sempra Energy	(3,084)	(351,977)
Southern Co.	(7,566)	(371,793)
WEC Energy Group, Inc.	(5,566)	(349,434)
Xcel Energy, Inc.	(7,356)	(348,086)
Total Utilities		(6,354,730)

TOTAL COMMON STOCKS (Proceeds $54,216,277)		(55,032,982)

TOTAL SECURITIES SOLD SHORT (-88.97%)
(Proceeds $54,216,277)		$(55,032,982)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of September 30, 2017, the aggregate market value of those securities was $37,680,117, which represents approximately 60.92% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

See Notes to Financial Statements.

Annual Report | September 30, 2017	15

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2017

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Statement of Assets and Liabilities	September 30, 2017

ASSETS:
Investments, at value (cost $76,709,639)	$77,286,824
Segregated cash with brokers (Note 2)	206,127
Deposit with broker for securities sold short (Note 2)	39,523,653
Receivable for shares sold	30,772
Dividends receivable	96,083
Prepaid assets	7,549
Total Assets	117,151,008

LIABILITIES:
Securities sold short (proceeds $54,216,277)	55,032,982
Payable for dividends on short sales	102,296
Payable for shares redeemed	7,517
Payable to adviser	90,698
Payable for administration and transfer agency	21,100
Payable for distribution and service fees	4,959
Payable to trustees	135
Payable to chief compliance officer	1,761
Payable to principal financial officer	833
Accrued expenses and other liabilities	35,503
Total Liabilities	55,297,784
NET ASSETS	$61,853,224

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$72,811,975
Accumulated net investment loss	(675,014)
Accumulated net realized loss	(10,044,217)
Net unrealized depreciation	(239,520)
NET ASSETS	$61,853,224

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.32
Net Assets	$22,997,086
Shares of beneficial interest outstanding	2,467,423
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.44
Net Assets	$38,856,138
Shares of beneficial interest outstanding	4,117,483

See Notes to Financial Statements.

Annual Report | September 30, 2017	17

Cognios Market Neutral Large Cap Fund

Statement of Operations	For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividends	$2,668,460
Total Investment Income	2,668,460

EXPENSES:
Investment advisory fee (Note 6)	1,725,602
Dividend expense on securities sold short	1,688,001
Interest expense	347,204
Administration fee	148,237
Distribution and service fees
Investor Class	82,580
Custodian fee	20,442
Legal fees	21,198
Audit fees	19,600
Transfer agent fee	62,381
Trustees fees and expenses	13,069
Registration and filing fees	47,038
Printing fees	14,697
Chief compliance officer fee	20,848
Principal financial officer fee	10,000
Insurance expense	5,418
Other expenses	10,591
Total Expenses	4,236,906
Less fees waived/reimbursed by investment adviser
Investor Class	(49,859)
Institutional Class	(118,298)
Total fees waived/reimbursed by investment adviser (Note 6)	(168,157)
Net Expenses	4,068,749
NET INVESTMENT LOSS	(1,400,289)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	14,135,646
Securities sold short	(22,476,064)
Net realized loss	(8,340,418)
Change in unrealized appreciation/(depreciation) on:
Investments	(1,426,293)
Securities sold short	4,821,275
Net change	3,394,982

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(4,945,436)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,345,725)

See Notes to Financial Statements.

18	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS:
Net investment loss	$(1,400,289)	$(1,100,414)
Net realized gain/(loss)	(8,340,418)	2,060,468
Net change in unrealized appreciation/(depreciation)	3,394,982	(4,313,673)
Net decrease in net assets resulting from operations	(6,345,725)	(3,353,619)
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor class	(651,783)	(35,903)
Institutional class	(1,426,049)	(58,099)
Total distributions	(2,077,832)	(94,002)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	13,810,913	63,300,469
Dividends reinvested	630,723	35,674
Shares redeemed	(32,642,780)	(24,373,872)
Net increase/(decrease) from beneficial share transactions	(18,201,144)	38,962,271
Institutional Class
Shares sold	26,032,387	117,037,344
Dividends reinvested	1,351,002	55,295
Shares redeemed	(96,184,014)	(11,983,550)
Net increase/(decrease) from beneficial share transactions	(68,800,625)	105,109,089
Net increase/(decrease) in net assets	(95,425,326)	140,623,739

NET ASSETS:
Beginning of year	157,278,550	16,654,811
End of year(including accumulated net investment loss of $(675,014) and $0)	$61,853,224	$157,278,550

See Notes to Financial Statements.

Annual Report | September 30, 2017	19

Cognios Market Neutral Large Cap Fund

Statement of Cash Flows	For the Year Ended September 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(6,345,725)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(326,239,002)
Proceeds from disposition of investment securities	447,437,659
Proceeds from securities sold short transactions	244,375,265
Purchases to cover securities sold short transactions	(315,356,632)
Net purchases of short-term investment securities	2,378,976
Net realized loss on investments and securities sold short	8,340,418
Net change in unrealized appreciation on investments and securities sold short	(3,394,982)
(Increase) decrease in assets:
Segregated cash with brokers	2,702,811
Deposit with broker for securities sold short	36,581,902
Dividends receivable	121,437
Prepaid assets	4,846
Increase (decrease) in liabilities:
Payable for dividends on short sales	23,635
Payable for administration and transfer agency	21,100
Payable for distribution and service fees	(6,075)
Payable to adviser	(68,502)
Payable to trustees	(3,348)
Payable to chief compliance officer	(1,666)
Payable to principal financial officer	(1)
Accrued expenses and other liabilities	(41,955)
Net cash provided by operating activities	90,530,161

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from sale of shares	40,088,123
Cost of shares redeemed	(130,522,177)
Cash distributions paid	(96,107)
Net cash used in financing activities	(90,530,161)

NET INCREASE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	$–
CASH, END OF PERIOD	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$1,981,725

See Notes to Financial Statements.

20	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.93	$9.68	$10.77		$9.93	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)	(0.15)	(0.20)		(0.17)	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.33)	0.45	0.60		1.35	0.05
Total from investment operations	(0.46)	0.30	0.40		1.18	(0.07)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)	(0.05)	(1.49)		(0.34)	–
Total distributions	(0.15)	(0.05)	(1.49)		(0.34)	–
NET INCREASE/ (DECREASE) IN NET ASSET VALUE	(0.61)	0.25	(1.09)		0.84	(0.07)
NET ASSET VALUE, END OF PERIOD	$9.32	$9.93	$9.68		$10.77	$9.93

TOTAL RETURN(c)	(4.65%)	3.15%	4.47	%(d)	12.12%	(0.70%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$22,997	$43,779	$6,253		$5,699	$5,067

See Notes to Financial Statements.

Annual Report | September 30, 2017	21

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	3.87%	4.07%	6.06%		6.16%	6.27	%(e)
Operating expenses including reimbursement/ waiver	3.72%	3.80%	4.12	%(f)	4.26%	4.13	%(e)
Net investment loss including reimbursement/ waiver	(1.42%)	(1.53%)	(2.06%)		(1.71%)	(1.69	%)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	2.10%	2.22%	4.04%		4.15%	4.38	%(e)
Operating expenses including reimbursement/ waiver	1.95%	1.95%	2.10	%(f)	2.25%	2.25	%(e)
Net investment income including reimbursement/ waiver	0.35%	0.32%	(0.04%)		0.30%	0.19	%(e)

PORTFOLIO TURNOVER RATE(g)	277%	250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

22	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

(d)	In 2015, 0.31% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.16%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	23

Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02	$9.76	$10.82		$9.95	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)	(0.13)	(0.18)		(0.14)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.32)	0.44	0.61		1.35	0.05
Total from investment operations	(0.43)	0.31	0.43		1.21	(0.05)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)	(0.05)	(1.49)		(0.34)	–
Total distributions	(0.15)	(0.05)	(1.49)		(0.34)	–
NET INCREASE/ (DECREASE) IN NET ASSET VALUE	(0.58)	0.26	(1.06)		0.87	(0.05)
NET ASSET VALUE, END OF PERIOD	$9.44	$10.02	$9.76		$10.82	$9.95

TOTAL RETURN(c)	(4.31%)	3.23%	4.77	%(d)	12.41%	(0.50%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$38,856	$113,499	$10,402		$8,907	$6,128

See Notes to Financial Statements.

24	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	3.62%	3.83%	5.81%		5.45%	6.02	%(e)
Operating expenses including reimbursement/ waiver	3.47%	3.55%	3.86	%(f)	4.01%	3.88	%(e)
Net investment loss including reimbursement/ waiver	(1.14%)	(1.30%)	(1.80%)		(1.37%)	(1.42	%)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	1.85%	1.98%	3.79%		3.43%	4.13	%(e)
Operating expenses including reimbursement/ waiver	1.70%	1.70%	1.84	%(f)	2.00%	2.00	%(e)
Net investment income including reimbursement/ waiver	0.63%	0.55%	0.21%		0.65%	0.46	%(e)

PORTFOLIO TURNOVER RATE(g)	277%	250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.33% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.44%.

See Notes to Financial Statements.

Annual Report | September 30, 2017	25

Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

(e)	Annualized.
(f)	Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

26	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets or liabilities are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | September 30, 2017	27

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communications	$2,084,871	$–	$–	$2,084,871
Consumer Cyclical	17,981,588	–	–	17,981,588
Consumer Non-cyclical	31,588,822	–	–	31,588,822
Financials	4,114,398	–	–	4,114,398
Industrials	11,548,660	–	–	11,548,660
Technology	2,064,814	–	–	2,064,814
Utilities	7,739,854	–	–	7,739,854
Short-Term Investments	163,817	–	–	163,817
Total	$77,286,824	$–	$–	$77,286,824

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(721,827)	$–	$–	$(721,827)
Communications	(2,520,997)	–	–	(2,520,997)
Consumer Cyclical	(3,245,520)	–	–	(3,245,520)
Consumer Non-cyclical	(13,082,944)	–	–	(13,082,944)
Energy	(7,213,252)	–	–	(7,213,252)
Financials	(15,265,102)	–	–	(15,265,102)
Industrials	(4,838,996)	–	–	(4,838,996)
Technology	(1,789,614)	–	–	(1,789,614)
Utilities	(6,354,730)	–	–	(6,354,730)
Total	$(55,032,982)	$–	$–	$(55,032,982)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the year.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Annual Report | September 30, 2017	29

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income or expense is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor believes doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales: The Fund sells securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. A realized loss, unlimited in size on a stand alone basis, will be recognized upon the close of a short sale. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the long term, therefore, they are included in the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of September 30, 2017, the Fund held securities sold short with a market value of $55,032,982.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

Credit and Counterparty Risks: The Fund is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Fund may lose money if the counterparty to a derivative instrument contract, securities sold short, repurchase agreement or securities lending is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Other than securities sold short, the Fund manages counterparty risk by entering into appropriate legally enforceable master netting agreements, or similar agreements which include provisions for offsetting positions, collateral, or both in the event of counterparty default or nonperformance.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2017	2016
Ordinary Income	$1,595,948	$94,002
Capital Gains	481,884	–
Total	$2,077,832	$94,002

Annual Report | September 30, 2017	31

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

Reclassifications: As of September 30, 2017, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Statement of Assets and Liabilities and have no impact on the net asset value of the Fund:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments
$(590,126)	$725,275	$(135,149)

These differences were primarily attributable to the differing book and tax treatment of net operating losses and the tax classification of certain investments. Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of $590,027.

Unrealized Appreciation and Depreciation on Investments and Securities Sold Short: As of September 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation of investments and securities sold short for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)(a)	$5,448,884
Gross unrealized depreciation (excess of tax cost over value) (a)	(6,861,278)
Net unrealized depreciation	$(1,412,394)
Cost of investments for income tax purposes	$77,882,513

(a)	Includes appreciation/(depreciation) on securities sold short.

Components of Distributable Earnings: As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital losses	$(8,871,343)
Net unrealized depreciation	(1,412,394)
Other cumulative effect of timing differences	(675,014)
Total	$(10,958,751)

Capital Losses: The Fund elects to defer to the period ending September 30, 2018, capital losses recognized during the period November 1, 2016 to September 30, 2017 in the amount of $8,871,343.

The Fund elects to defer to the period ending September 30, 2018, late year ordinary losses in the amount of $674,321.

32	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding securities sold short intended to be held for less than one year and short-term securities, during the fiscal year ended September 30, 2017, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$641,595,634	$691,766,587

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Investor Class
Shares sold	1,444,959	6,180,973
Shares issued in reinvestment of distributions to shareholders	66,044	3,666
Shares redeemed	(3,454,438)	(2,419,405)
Net increase/(decrease) in shares outstanding	(1,943,435)	3,765,234
Institutional Class
Shares sold	2,715,596	11,428,697
Shares issued in reinvestment of distributions to shareholders	140,000	5,642
Shares redeemed	(10,064,766)	(1,173,940)
Net increase/(decrease) in shares outstanding	(7,209,170)	10,260,399

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 66% of the shares outstanding are held within one omnibus account. Share transaction activities of these shareholders could have a material impact on the Fund.

Annual Report | September 30, 2017	33

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Cognios Capital, LLC, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement was two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has agreed contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by the Fund’s administrator and its affiliates to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses) to 1.70% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect through January 31, 2018 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board. The Adviser will be permitted to recover on a class-by-class basis expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any recoupable expenses more than three years after the end of the fiscal year in which the fees and expenses were waived or reimbursed. Fees waived or reimbursed for the fiscal year ended September 30, 2017 are disclosed in the Statement of Operations.

As of September 30, 2017, the balances of recoupable expenses for each class were as follows:

	Expiring in 2018	Expiring in 2019	Expiring in 2020
Investor Class	116,046	71,553	49,859
Institutional Class	186,946	149,854	118,298

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers and Interested Trustee of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2017 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer: ALPS receives an annual fee for providing Principal Financial Officer services to the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class shares. The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

7. TRUSTEES

As of September 30, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

Annual Report | September 30, 2017	35

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2017

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective November 16, 2017, the Independent Trustees’ quarterly retainer will increase to $6,000 and the Audit Committee Chair will now receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. The Independent Trustees will continue to receive $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses.

Effective November 16, 2017, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

36	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Report of Independent Registered
Public Accounting Firm

To the Shareholders of Cognios Market Neutral Large Cap Fund and
Board of Trustees of ALPS Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Cognios Market Neutral Large Cap Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2017, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights for the periods ended September 30, 2016 and prior, were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cognios Market Neutral Large Cap Fund as of September 30, 2017, the results of its operations, changes in its net assets and cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2017

Annual Report | September 30, 2017	37

Cognios Market Neutral Large Cap Fund

Additional Information	September 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-254-6467, or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. CHANGES IN ACCOUNTANTS

On June 5, 2017, KPMG LLP (KPMG) was dismissed as the independent registered public accounting firm of the Trust. In August 2017, the Audit Committee of the Board of Trustees of the Trust recommended the appointment of Cohen & Company, Ltd. (“Cohen”), as the Trust’s independent registered public accounting firm, replacing KPMG LLP, and beginning with the Fund’s financial statements for the fiscal year ended September 30, 2017, and the Board of Trustees approved such appointment.

KPMG’s report on the financial statements of the Fund for each of the fiscal years ended September 30, 2015 and September 30, 2016, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2015 and September 30, 2016, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended September 30, 2015 and September 30, 2016, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

38	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Additional Information	September 30, 2017 (Unaudited)

4. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2016:

Qualified Dividend Income 100%
Corporate Dividends Received Deduction 100%

In early 2017, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Cognios Market Neutral Large Cap Fund designated $481,884 as long-term capital gain dividends.

Annual Report | September 30, 2017	39

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

40	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2017 (Unaudited)

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	RiverNorth Opportunity Fund (2013 to present).
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle- market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				9	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2017	41

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

42	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2017 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Griffin Institutional Access Real Estate Fund, Stadion Funds and Centaur Mutual Funds Trust.

Annual Report | September 30, 2017	43

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2017 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Cory J. Gossard Birth year: 1972	Chief Compliance Officer (“CCO”)	Mr. Gossard was elected CCO of the Trust on October 20, 2017.
Mr. Gossard oversees all day-to-day compliance aspects of ALPS’ business within Fund CCO Services, Compliance Administration, Risk Management and Assurance Services. Mr. Gossard is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gossard also serves as Fund CCO for the SPDR S&P 500 ETF Trust, SPDR DJIA ETF Trust, and SPDR S&P MidCap 400 ETF Trust. Prior to joining ALPS in 2014, Mr. Gossard held a series of progressively responsible roles throughout an 18-year career with Citibank.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

44	www.cogniosfunds.com

Must be accompanied or preceded by a prospectus.

The Cognios Market Neutral Large Cap Fund is distributed by ALPS Distributors, Inc.

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Trustees and Officers	30

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2017 (Unaudited)

Message from the President
Since my last letter written in the spring of this year, several markets have continued to produce strong performance. Performance for the market segments on which we primarily focus, namely high yield bonds and leveraged loans, has been positive with the former outperforming the latter.  In addition, performance in the domestic equity market in particular has been very strong, supported by the prospects for stronger U.S. economic growth.

At DDJ, we believe that expectations for fundamental improvements in the U.S. economy, including with respect to issuers in the high yield market, remain a major factor in buoying markets at this time.  These market expectations remain rooted in the belief that the U.S. will implement significant pro‐growth policies (e.g., tax reform) that we believe will likely serve as a key driver of market performance in the near to intermediate term.  Furthermore, continued accommodative monetary policy from central banks globally should further contribute to ongoing fundamental improvements in the U.S. economy and elsewhere.  Irrespective of such factors, however, we believe that the current fundamental state of the leveraged credit market is stable; although leverage levels on corporate balance sheets remain elevated relative to historical standards, there has been some improvement in issuer leverage, as well as interest coverage, at the margin.  Furthermore, default rates outside of commodity‐related businesses remain below longer‐term averages.

Concurrent with the implementation of any pro‐growth policies that result in fundamental improvements in the U.S. economy together with modest inflationary pressures, DDJ expects that interest rates in the U.S. will continue to gradually increase. During the past twelve months, the high yield market has experienced a fair amount of spread tightening, and the positive economic effects from both fiscal and monetary policies alike have the potential to result in further, albeit a likely modest, narrowing of high yield spreads.  That being said, the success of any fiscal policy initiatives promoted by the current presidential administration is at the mercy of the heightened level of polarization in Washington.  For example, although we believe that tax reform will eventually pass, the initial responses to the opening tax reform proposal have been less than enthusiastic. Likewise, the ongoing investigation into Russian involvement in the U.S. election may further sidetrack or altogether hinder the GOP‐controlled Congress and the Trump administration from accomplishing their stated legislative priorities.  As a result, DDJ cannot rule out downside risks (e.g., the failure of major policy initiatives, in particular tax reform, or the implementation of a protectionist agenda that adversely affects international trade) that could cause economic growth to suffer, high yield spreads to widen, and the Federal Reserve to alter its expected path with respect to measured interest rate hikes.

Although the high yield market has experienced a period of relatively low volatility in 2017, DDJ believes that there exists the possibility of volatility increasing quickly in the near‐to‐intermediate term, especially as market participants react to “noise” regarding the status, depth, and expected timeframe of critical governmental policies.  Furthermore, in recent years, volatility in oil prices has negatively affected the performance of the high yield market.  Any event that places renewed pressure on oil prices, such as OPEC abandoning its oil production cut targets or the U.S. continuing to increase its shale production, is likely to translate into further volatility in the high yield market.  In an effort to somewhat insulate the portfolio from short‐term market dislocations caused by such volatility, DDJ maintains a significant allocation to bank loans in the Fund, which are senior in the capital structure and generally exhibit less price volatility than high yield bonds.

The Fund outperformed the BofA Merrill Lynch U.S. High Yield Non‐Financials Index for the past six and twelve months ending September 30, 2017, respectively.  This outperformance was driven in part by the Fund’s income advantage relative to the index, which DDJ believes the Fund will typically exhibit as a result of its higher average coupon.  Furthermore, the Fund’s persistent overweight to CCC‐rated bonds and B‐rated bonds, which are a direct result of DDJ’s investment philosophy predicated on the belief that the lower‐tier segment of the high yield market (rated B and below) offers the most attractive investment opportunities in such market, resulted in significant positive contributions over the period as CCC‐rated bonds outperformed their BB‐rated and B‐rated counterparts during the period.  In addition, the Fund also benefitted from strong relative performance by its Automotive and Healthcare sector holdings, as well as its underweight to the Retail sector.

DDJ remains focused on maintaining a yield premium in the Fund relative to the broader high yield market, while at the same time investing in credits that our research demonstrates have a better fundamental profile than that of the overall high yield market.  Generally speaking, the high yield bonds and leveraged loans held by the Fund display less sensitivity to movements in the overall high yield bond and loan market as a result of its focus on less followed, middle market companies; this typically is true regardless of whether the market is producing gains or losses.  By adhering to our investment philosophy and process, we believe that the Fund will be well positioned to withstand short‐term price movements and accordingly outperform its benchmark with less volatility over the long term.  Regardless of the state of the leveraged credit markets, DDJ will continue to apply our bottom‐up fundamental research process to identify those credits that offer the most attractive risk‐versus‐reward in an effort to outperform the broader high yield market over a full credit cycle.

Sincerely,

David J. Breazzano
President, Chief Investment Officer and Portfolio Manager
DDJ Capital Management, LLC

Annual Report | September 30, 2017	1

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2017 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with DDJ Capital Management, LLC.

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2017 (Unaudited)

Average Annual Total Returns (as of September 30, 2017)
	3 Month	6 Month	1 Year	Since Inception*
DDJ Opportunistic High Yield Fund – Institutional Class	2.22%	5.45%	12.73%	8.62%
DDJ Opportunistic High Yield Fund – Class I	2.16%	5.47%	12.74%	8.60%
DDJ Opportunistic High Yield Fund – Class II	2.13%	5.36%	12.38%	8.30%
BofA ML U.S. High Yield Non‐Financial Index(a)	2.04%	4.08%	8.96%	7.21%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.
(a)	The BofA Merrill Lynch U.S. High Yield Non-Financial Index is a subset of The BofA Merrill Lynch US High Yield Index but that excludes all securities of financial issuers.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class, Class I and Class II shares (as reported in the January 28, 2017 Prospectus) are 5.19% and 5.10%, 6.18% and 0.79% and 0.89% and 1.14% respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

Performance of $10,000 Initial Investment (as of September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2017	3

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Cleaver‐Brooks, Inc.	3.96%
Foresight Energy LLC / Foresight Energy	3.50%
Tenet Healthcare Corp.	3.23%
U.S. Renal Care, Inc. ‐ Term Loan (Second Lien)	2.79%
Berlin Packaging LLC ‐ Initial Term Loan (Second Lien)	2.75%
American Tire Distributors, Inc.	2.74%
Century Aluminum Co.	2.73%
TransDigm, Inc.	2.68%
Alliant Holdings Intermediate LLC	2.64%
Fairmount Santrol, Inc. (Fairmount Minerals, Ltd.) – New Tranche B‐2 Term Loan	2.58%
Top Ten Holdings	29.60%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

4	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2017 and held through September 30, 2017.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2017 – September 30, 2017” to estimate the expenses you paid on your account during  this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the  other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have  been higher.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expense Paid During Period April 1, 2017 - September 30, 2017(b)
DDJ Opportunistic High Yield Fund
Institutional Class
Actual	$1,000.00	$1,054.50	0.79%	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.79%	$4.00
Class I
Actual	$1,000.00	$1,054.70	0.71%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	0.71%	$3.60
Class II
Actual	$1,000.00	$1,053.60	0.99%	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	0.99%	$5.01

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2017	5

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2017

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (48.13%)
Basic Materials (2.12%)
New Arclin U.S. Holding Corp. - Second Lien Term Loan	3M US L + 8.75%, 1.00% Floor	02/14/2025	$30,000	$30,413
Optima Specialty Steel, Inc. - DIP Loan(a)(b)(c)(d)(e)	3M US L + 9.00%, 1.00% Floor	10/31/2017	140,000	140,000
Total Basic Materials				170,413

Communications (5.82%)
Ancestry.com Operations, Inc. - Term Loan (Second Lien)	3M US L + 8.25%, 1.00% Floor	10/19/2024	42,000	42,735
Getty Images, Inc. - Initial Term Loan(a)	3M US L + 3.50%, 1.25% Floor	10/18/2019	178,984	155,371
MH Sub I LLC (Micro Holding Corp.) - Initial Term Loan (Second Lien)(a)	3M US L + 7.50%, 1.00% Floor	09/15/2025	90,000	89,625
Ten-X LLC - Term Loan (Second Lien)(b)(c)(e)	3M US L + 8.00%, 1.00% Floor	09/26/2025	180,000	180,000
Total Communications				467,731

Consumer Discretionary (2.25%)
KUEHG Corp. (MergerSub, Inc.) - Tranche B Term Loan (Second Lien)(c)	3M US L + 8.25%, 1.00% Floor	08/22/2025	70,000	70,000
NVA Holdings, Inc. - Term Loan (Second Lien)	3M US L + 7.00%, 1.00% Floor	08/14/2022	110,000	110,963
Total Consumer Discretionary				180,963

Consumer Staples (1.18%)
PFS Holdings Corporation - Term Loan (Second Lien)(e)	3M US L + 7.25%, 1.00% Floor	01/31/2022	110,000	94,985
Total Consumer Staples				94,985

Consumer, Cyclical (8.02%)
DexKo Global, Inc. - Term B Loan (Second Lien)(b)(c)	3M US L + 8.25%, 1.00% Floor	07/24/2025	110,000	110,000
Genoa Healthcare - Initial Term Loan (Second Lien)(c)	3M US L + 8.00%, 1.00% Floor	10/28/2024	90,000	92,475
National Vision, Inc. - Initial Term Loan (Second Lien)(c)	3M US L + 5.75%, 1.00% Floor	03/11/2022	205,000	200,899
Parq Holdings, Ltd. - Closing Date Term Loan (First Lien)(b)(c)	3M US L + 7.50%, 1.00% Floor	12/17/2020	160,317	160,317
Truck Hero, Inc. - Term Loan (Second Lien)(c)	3M US L + 8.25%, 1.00% Floor	04/21/2025	80,000	80,800
Total Consumer, Cyclical				644,491

See Notes to Financial Statements.

6	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2017

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (12.06%)
Aveanna Healthcare LLC (BCPE Eagle Buyer LLC) - Term Loan (Second Lien)(c)	3M US L + 8.00%, 1.00% Floor	10/31/2017	$120,000	$120,300
Heartland Dental LLC - Term Loan (Second Lien)	3M US L + 8.50%, 1.00% Floor	07/31/2024	150,000	151,688
Lanai Holdings II, Inc. - Initial Term Loan (First Lien)(a)	3M US L + 4.75%, 1.00% Floor	08/29/2022	80,000	77,750
Lanai Holdings III, Inc. - Initial Term Loan (Second Lien)(e)	3M US L + 8.50%, 1.00% Floor	08/28/2023	160,000	157,199
Opal Acquisition, Inc. - Term B Loan	3M US L + 4.00%, 1.00% Floor	11/27/2020	9,974	9,423
Packaging Coordinators Midco, Inc. - Term Loan (Second Lien)(b)(c)	3M US L + 8.75%, 1.00% Floor	06/29/2024	140,000	139,300
Parfums Holding Company, Inc. -Term Loan (Second Lien)	3M US L + 8.75%, 1.00% Floor	06/30/2025	90,000	88,350
U.S. Renal Care, Inc. - Term Loan (Second Lien)(a)	3M US L + 8.00%, 1.00% Floor	12/29/2017	230,000	224,537
Total Consumer, Non-cyclical				968,547

Financials (1.01%)
Focus Financial Partners, LLC - Term Loan (Second Lien)(c)	3M US L + 7.50%, 1.00% Floor	10/03/2017	80,000	81,400
Total Financials				81,400

Health Care (0.88%)
PharMerica Corp. - Term Loan (Second Lien)(a)	3M US L + 8.25%, 1.00% Floor	09/26/2025	70,000	70,525
Total Health Care				70,525

Industrials (5.29%)
Berlin Packaging LLC - Initial Term Loan (Second Lien)	3M US L + 6.75%, 1.00% Floor	09/30/2022	220,000	220,962
Engineered Machinery Holdings, Inc. - Delayed Draw Term Loan (Second Lien)(d)	3M US L + 7.25%, 1.00% Floor	07/18/2025	7,447	7,503
Engineered Machinery Holdings, Inc. - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	07/18/2025	62,553	63,022
Lully Finance S.A.R.L. (Lully Finance) - Initial Term B-1 Loan (Second Lien)(c)	3M US L + 8.50%, 1.00% Floor	10/16/2023	60,000	57,600
SRS Distribution, Inc. - Initial Term Loan (Second Lien)	3M US L + 8.75%, 1.00% Floor	02/24/2023	30,000	30,863
Utex Industries, Inc. - Initial Loan (Second Lien)	1M US L + 7.25%, 1.00% Floor	05/20/2022	50,000	45,113
Total Industrials				425,063

Materials (3.95%)
Avantor Performance Materials Holdings, LLC - Initial Term Loan (Second Lien)(c)	3M US L + 8.25%, 1.00% Floor	03/10/2025	97,490	97,734
Fairmount Santrol, Inc. (Fairmount Minerals, Ltd.) - New Tranche B-2 Term Loan(a)	3M US L + 3.50%, 1.00% Floor	09/05/2019	208,434	207,001
Miami Valley Steel Services, Inc. - Term Loan(b)(c)(e)	3M US L + 9.00%, 1.00% Floor	01/20/2023	13,000	13,000
Total Materials				317,735

See Notes to Financial Statements.

Annual Report | September 30, 2017	7

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2017

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Technology (5.55%)
Evergreen Skills Lux S.A.R.L. - Initial Term Loan (First Lien)	3M US L + 4.75%, 1.00% Floor	04/28/2021	$166,856	$158,175
Evergreen Skills Lux S.A.R.L. - Initial Term Loan (Second Lien)	3M US L + 8.25%, 1.00% Floor	04/28/2022	119,990	98,742
Optiv, Inc. - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	01/31/2025	40,000	37,150
Peak 10 Holding Corp. - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	08/01/2025	110,000	110,871
TierPoint LLC - Initial Term Loan (Second Lien)	3M US L + 7.25%, 1.00% Floor	05/05/2025	40,000	40,817
Total Technology				445,755

TOTAL BANK LOANS (Cost $3,802,972)				3,867,608

HIGH YIELD BONDS AND NOTES (49.65%)
Basic Materials (6.90%)
Century Aluminum Co.(e)(f)	7.500%	06/01/2021	215,000	219,300
Hexion, Inc.	6.625%	04/15/2020	210,000	189,000
Optima Specialty Steel, Inc.(b)(c)(e)(g)(h)	12.000%	12/30/2016	150,000	146,145
Total Basic Materials				554,445

Communications (1.90%)
Urban One, Inc.(f)	9.250%	02/15/2020	160,000	152,400
Total Communications				152,400

Consumer, Cyclical (2.74%)
American Tire Distributors, Inc.(f)	10.250%	03/01/2022	210,000	220,038
Total Consumer, Cyclical				220,038

Consumer, Non-cyclical (9.61%)
Opal Acquisition, Inc., Series AI
	7.500%	07/01/2024	204,000	199,919
	10.000%	10/01/2024	166,000	144,213
Surgery Center Holdings, Inc.(f)	8.875%	04/15/2021	160,000	168,400
Tenet Healthcare Corp.	6.750%	06/15/2023	270,000	259,538
Total Consumer, Non-cyclical				772,070

Diversified (1.89%)
HRG Group, Inc.	7.750%	01/15/2022	145,000	152,069
Total Diversified				152,069

Energy (8.55%)
Foresight Energy LLC / Foresight Energy(a)(f)	11.500%	04/01/2023	320,000	281,600
Forum Energy Technologies, Inc., Series WI	6.250%	10/01/2021	100,000	100,750
Jones Energy Holdings LLC / Jones Energy Finance Corp.
	6.750%	04/01/2022	20,000	16,450
	9.250%	03/15/2023	20,000	16,700
Resolute Energy Corp.	8.500%	05/01/2020	80,000	81,800
SESI LLC	7.125%	12/15/2021	185,000	189,625
Total Energy				686,925

See Notes to Financial Statements.

8	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2017

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Financials (2.64%)
Alliant Holdings Intermediate LLC(f)	8.250%	08/01/2023	$200,000	$211,958
Total Financials				211,958

Industrials (13.65%)
Cleaver-Brooks, Inc.(f)	8.750%	12/15/2019	310,000	318,524
Material Sciences Corp.(b)(c)(e)(i)	9.000% Cash + 5.00% PIK%	06/22/2022	102,656	97,010
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.(f)	8.625%	06/01/2021	190,000	186,200
Real Alloy Holding, Inc.(f)	10.000%	01/15/2019	175,000	165,375
TransDigm, Inc.	6.375%	06/15/2026	210,000	215,645
Xerium Technologies, Inc.	9.500%	08/15/2021	110,000	114,125
Total Industrials				1,096,879

Utilities (1.77%)
Calpine Corp.	5.750%	01/15/2025	150,000	142,313
Total Utilities				142,313

TOTAL HIGH YIELD BONDS AND NOTES (Cost $3,830,668)				3,989,097

	Shares	Value (Note 2)
WARRANT (0.09%)
Industrials (0.09%)
Material Sciences Corp., Strike Price: $0.01, Expires 12/22/2036(b)(c)(e)(j)	5,549	7,436

TOTAL WARRANT (Cost $9,863)		7,436

TOTAL INVESTMENTS (97.87%) (Cost $7,643,503)		$7,864,141

Other Assets In Excess Of Liabilities (2.13%)		170,805

NET ASSETS (100.00%)		$8,034,946

(a)
All or a portion of this position has not settled as of September 30, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(c)
As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(d)
A portion of this position was not funded as of September 30, 2017. The Fund had approximately $79,600 in unfunded commitments pursuant to a DIP Loan facility and a Delayed Draw Term Loan facility. The Portfolio of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

(e)
Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of September 30, 2017, the market value of illiquid securities was $1,055,075, representing 13.13% of the Fund's net assets.

(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the market value of securities restricted under Rule 144A was $1,923,795, representing 23.94% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

See Notes to Financial Statements.

Annual Report | September 30, 2017	9

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2017

(g)
Security deemed to be restricted as of September 30, 2017.  As of September 30, 2017 the market value of restricted securities was $146,145, representing 1.82% of the Fund’s net assets.  Additional information on restricted securities can be found in Note 2. Significant Accounting Policies.

(h)	Security is currently in default.
(i)	Payment in-kind.
(j)	Non-income producing security.

Investment Abbreviations:
DIP - Debtor-in-possession
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

LIBOR Rates:
1M US L - 1 Month LIBOR as of September 30, 2017 was 1.23%
3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

10	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

September 30, 2017

ASSETS:
Investments, at value (Cost $7,643,503)	$7,864,141
Cash and cash equivalents	343,437
Receivable for investments sold	465,676
Interest receivable	105,486
Receivable due from adviser	17,140
Prepaid expenses	21,438
Total Assets	8,817,318

LIABILITIES:
Payable for investments purchased	729,775
Payable for administration and transfer agency fees	22,189
Payable for distribution and services fees
Class I	446
Class II	136
Payable for 12b-1 fees
Class II	40
Trustees' fees and expenses payable	44
Payable for Chief Compliance Officer fees	1,667
Payable for legal fees	3,572
Payable for audit and tax fees	20,000
Accrued expenses and other liabilities	4,503
Total Liabilities	782,372
NET ASSETS	$8,034,946

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$7,731,711
Accumulated net investment income	12,711
Accumulated net realized gain	69,886
Net unrealized appreciation	220,638
NET ASSETS	$8,034,946

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.04
Net Assets	$7,101,163
Shares of beneficial interest outstanding	706,959
Class I:
Net Asset Value, offering and redemption price per share	$10.04
Net Assets	$732,452
Shares of beneficial interest outstanding	72,925
Class II:
Net Asset Value, offering and redemption price per share	$10.04
Net Assets	$201,331
Shares of beneficial interest outstanding	20,044

Commitments and Contingencies (Note 8)

See Notes to Financial Statements.

Annual Report | September 30, 2017	11

DDJ Opportunistic High Yield Fund	Statement of Operations

For the Year Ended September 30, 2017

INVESTMENT INCOME:
Interest income	$739,850
Total Investment Income	739,850

EXPENSES:
Investment advisory fees (Note 6)	54,708
Administrative fees	157,182
Distribution and service fees
Class I	60
Class II	16
12b-1 fees
Class II	320
Transfer agent fees	41,062
Legal fees	5,009
Audit and tax fees	24,300
Printing fees	2,620
Insurance fees	309
Custody fees	5,806
Trustees' fees and expenses	1,049
Chief Compliance Officer fees	20,000
State registration fees	39,030
Other expenses	9,365
Total Expenses	360,836
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(267,174)
Class I	(26,613)
Class II	(4,896)
Net Expenses	62,153
NET INVESTMENT INCOME	677,697

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	70,887
Net realized gain	70,887

Net change in unrealized appreciation on:
Investments	166,494
Net Change	166,494
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	237,381
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$915,078

See Notes to Financial Statements.

12	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS:
Net investment income	$677,697	$582,816
Net realized gain	70,887	59,028
Net change in unrealized appreciation	166,494	132,770
Net increase in net assets resulting from operations	915,078	774,614

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders from net investment income
Institutional Class	(610,670)	(527,986)
Class I	(60,815)	(27,106)
Class II	(10,856)	(7,007)
Dividends to shareholders from net realized gains
Institutional Class	(71,297)	–
Class I	(7,300)	–
Class II	(1,192)	–
Total distributions	(762,130)	(562,099)

BENEFICIAL SHARE TRANSACTIONS (NOTE 5):
Institutional Class
Shares sold	80,081	5,150,155
Dividends reinvested	671,353	399,517
Shares redeemed	(1,702,459)	(788,988)
Net Increase/(Decrease) from beneficial share transactions	(951,025)	4,760,684

Class I
Shares sold	–	500,000
Dividends reinvested	68,115	27,106
Net Increase from beneficial share transactions	68,115	527,106

Class II
Shares sold	81,617	–
Dividends reinvested	12,048	7,007
Shares redeemed	(621)	–
Net Increase from beneficial share transactions	93,044	7,007

Net increase/(decrease) in net assets	(636,918)	5,507,312

NET ASSETS:
Beginning of year	8,671,864	3,164,552
End of year (Including accumulated net investment income/(loss) of $12,711 and $16,355)	$8,034,946	$8,671,864

See Notes to Financial Statements.

Annual Report | September 30, 2017	13

DDJ Opportunistic High Yield Fund	Statement of Cash Flows

For the Year Ended September 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$915,078
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchase of investment securities	(6,592,300)
Proceeds from disposition of investment securities	7,510,384
Amortization of premium and accretion of discount on investments	(97,296)
Net realized (gain)/loss on:
Investments	(70,887)
Net change in unrealized (appreciation)/depreciation on:
Investments	(166,494)
(Increase)/Decrease in assets:
Receivable for investments sold	(369,935)
Receivable due from adviser	11,529
Interest receivable	47,241
Prepaid expenses	(5,605)
Increase/(Decrease) in liabilities:
Payable for investments purchased	371,100
Payable for 12b-1 fees	18
Payable for distribution and service fees	76
Payable for administration and transfer agency fees	771
Payable for trustees' fees and expenses	44
Payable for Chief Compliance Officer fees	(1,666)
Payable for legal fees	539
Payable for audit and tax fees	(3,500)
Accrued expenses and other liabilities	82
Net cash provided by operating activities	1,549,179

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	161,698
Payment on shares redeemed	(1,703,080)
Net cash distributions paid	(10,614)
Net cash used in financing activities	(1,551,996)

Net change in cash & cash equivalents	(2,817)
Cash & cash equivalents, beginning of year	$346,254
Cash & cash equivalents, end of year	$343,437

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$751,516

See Notes to Financial Statements.

14	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.84	$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.87	0.72	0.08
Net realized and unrealized gain/(loss) on investments	0.33	0.06	(0.26)
Total from investment operations	1.20	0.78	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.89)	(0.70)	(0.06)
From net realized gains	(0.11)	–	–
Total distributions	(1.00)	(0.70)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.20	0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$10.04	$9.84	$9.76

TOTAL RETURN(c)	12.73%	8.41%	(1.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,101	$7,916	$2,968
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	4.61%	5.19%	14.66	%(d)
Operating expenses including reimbursement/waiver	0.79%	0.79%	0.79	%(d)
Net investment income – including reimbursement/waiver	8.67%	7.55%	3.71	%(d)
PORTFOLIO TURNOVER RATE(e)	86%	72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	15

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.84		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.86		0.73	0.07
Net realized and unrealized gain/(loss) on investments	0.33		0.05	(0.24)
Total from investment operations	1.19		0.78	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.88)		(0.70)	(0.07)
From net realized gains	(0.11)		–	–
Total distributions	(0.99)		(0.70)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.20		0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$10.04		$9.84	$9.76

TOTAL RETURN(c)	12.63%		8.43%	(1.76)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$732		$650	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	4.63%		5.10%	14.74	%(d)
Operating expenses including reimbursement/waiver	0.80	%(e)	0.89%	0.89	%(d)
Net investment income – including reimbursement/waiver	8.66%		7.55%	3.47	%(d)
PORTFOLIO TURNOVER RATE(f)	86%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Class I shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended September 30, 2017, for the prior fiscal year in the amount of 0.09% of average net assets of Class I shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.83		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.84		0.68	0.07
Net realized and unrealized gain/(loss) on investments	0.32		0.06	(0.25)
Total from investment operations	1.16		0.74	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.84)		(0.67)	(0.06)
From net realized gains	(0.11)		–	–
Total distributions	(0.95)		(0.67)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.21		0.07	(0.24)
NET ASSET VALUE, END OF PERIOD	$10.04		$9.83	$9.76

TOTAL RETURN(c)	12.38%		8.06%	(1.80)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$201		$106	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	4.86%		6.18%	14.99	%(d)
Operating expenses including reimbursement/waiver	1.05	%(e)	1.14%	1.14	%(d)
Net investment income – including reimbursement/waiver	8.41%		7.15%	3.22	%(d)
PORTFOLIO TURNOVER RATE(f)	86%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Class II shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended September 30, 2017, for the prior fiscal year in the amount of 0.09% of average net assets of Class II shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017
1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long‐term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker‐dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans
Basic Materials	$–	$30,413	$140,000	$170,413
Communications	–	287,731	180,000	467,731
Consumer Discretionary	–	110,963	70,000	180,963
Consumer Staples	–	94,985	–	94,985
Consumer, Cyclical	–	–	644,491	644,491
Consumer, Non‐cyclical	–	708,947	259,600	968,547
Financials	–	–	81,400	81,400
Health Care	–	70,525	–	70,525
Industrials	–	367,463	57,600	425,063
Materials	–	207,001	110,734	317,735
Technology	–	445,755	–	445,755
High Yield Bonds And Notes
Basic Materials	–	408,300	146,145	554,445
Communications	–	152,400	–	152,400
Consumer, Cyclical	–	220,038	–	220,038
Consumer, Non‐cyclical	–	772,070	–	772,070
Diversified	–	152,069	–	152,069
Energy	–	686,925	–	686,925
Financials	–	211,958	–	211,958
Industrials	–	999,869	97,010	1,096,879
Utilities	–	142,313	–	142,313
Warrant
Industrials	–	–	7,436	7,436
TOTAL	$–	$6,069,725	$1,794,416	$7,864,141

Annual Report | September 30, 2017	19

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	High Yield Bonds	Bank Loans	Warrant	Total
Balance as of September 30, 2016	$128,250	$1,090,830	$–	$1,219,080
Accrued discount/ premium	910	5,172	–	6,082
Return of Capital	–	–	–	–
Realized Gain/(Loss)	–	8,179	–	8,179
Change in Unrealized Appreciation/(Depreciation)	21,203	21,573	(2,427)	40,349
Purchases	92,792	1,094,908	9,863	1,197,563
Sales Proceeds	–	(553,600)	–	(553,600)
Transfer into Level 3	–	258,499	–	258,499
Transfer out of Level 3	–	(381,736)	–	(381,736)
Balance as of September 30, 2017	$243,155	$1,543,825	$7,436	$1,794,416
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2017	$21,203	$28,020	$(2,427)	$46,796

Information about Level 3 measurements as of September 30, 2017:

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Bank Loans	$602,617	Market Analysis	Market Data of Similar Companies	N/A
Bank Loans	$801,208	Third‐Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$140,000	Market Analysis, Discounted Cash Flow Analysis	Discount Rate, EBITDA Multiple	17.50%, 8.0x
High Yield Bonds	$97,010	Market Analysis	Market Data of Similar Companies	N/A
High Yield Bonds	$146,145	Market Analysis, Discounted Cash Flow Analysis	Discount Rate, EBITDA Multiple	17.50%, 8.0x
Warrant	$7,436	Transaction Analysis	Intrinsic Value, Discount Rate	N/A

(a)	A change to an unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Intrinsic Value	Increase	Decrease

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund invests in loan assignments. The Fund considers loan assignments to be investments in debt instruments. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

As of September 30, 2017, the Fund held $3,867,608, or 48.13% of the Fund’s net assets, in loan assignments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Restricted securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.
The below security is restricted from resale as of September 30, 2017:

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Optima Specialty Steel, Inc. 12.000% 12/30/2016 (a)	1/20/15	$150,000	$131,030	$146,145

(a)	The Fund also invests in unrestricted securities of the same issuer. The fair value of restricted securities is 51.07% of the total value of securities of the same issuer.

Restricted securities under Rule 144a, including the aggregate value and percentage of net assets of the Fund, have been identified in the Schedule of Investments.

Annual Report | September 30, 2017	21

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2017	2016
Ordinary Income	$762,130	$562,099
Total	$762,130	$562,099

Reclassifications: As of September 30, 2017, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid‐in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments
$–	$1,000	$(1,000)

The primary reason for the permanent difference is due to paydowns in the Fund.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2017, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$275,541
Gross unrealized depreciation (excess of tax cost over value)	(55,193)
Net unrealized appreciation	220,348
Cost of investments for income tax purposes	$7,643,793

The reason for the temporary difference is due to wash sales.

Components of Distributable Earnings: At September 30, 2017, components of distributable earnings were as follows:

Undistributed ordinary income	$82,887
Accumulated capital gains	–
Net unrealized appreciation on investments	220,348
Total	$303,235

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short‐term securities, during the fiscal year ended September 30, 2017 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$6,592,300	$7,510,384

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre‐emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017

Shares redeemed within 60 days of purchase may incur a 1.00% short‐term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2017, the redemption fees charged by the Fund, if any, are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Institutional Class
Shares sold	8,001	538,741
Dividends reinvested	67,601	41,782
Shares redeemed	(172,889)	(80,426)
Net increase/(decrease) in shares outstanding	(97,287)	500,097
Class I
Shares sold	–	53,192
Dividends reinvested	6,860	2,807
Net increase in shares outstanding	6,860	55,999
Class II
Shares sold	8,099	–
Dividends reinvested	1,213	734
Shares redeemed	(63)	–
Net increase in shares outstanding	9,249	734

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 88% of the shares outstanding are held within two affiliated accounts. Share transaction activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: DDJ Capital Management, LLC (“DDJ” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board may extend the Advisory Agreement for additional one‐year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b‐1) Fees, Shareholder Servicing expenses, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through January 31, 2018. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the fiscal year ended September 30, 2017 are disclosed in the Statement of Operations.

Annual Report | September 30, 2017	23

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017
As of September 30, 2017, the balance of recoupable expenses was as follows:

	Expiring in 2018	Expiring in 2019	Expiring in 2020
Institutional Class	$82,371	$319,671	$267,174
Class I	2,863	15,385	26,613
Class II	2,862	5,004	4,896

Such amounts include waived advisory fees of $4,156, $145 and $145, respectively expiring in 2018 and $50,807, $2,595 and $694, respectively expiring in 2019, and $48,952, $4,857 and $899, respectively expiring in 2020.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers and an Interested Trustee of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2017 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out‐of‐pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a‐1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out‐of‐pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b‐1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker‐dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

7. TRUSTEES

As of September 30, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2017
8. COMMITMENTS AND CONTINGENCIES

The Fund may make commitments pursuant to bridge loan facilities. In this case, such commitment remains off balance sheet as it is more likely than not that such bridge facility will not ever fund. At September 30, 2017, the Fund has $250,000 in bridge facility commitments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective November 16, 2017, the Independent Trustees’ quarterly retainer will increase to $6,000 and the Audit Committee Chair will now receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. The Independent Trustees will continue to receive $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses.

Effective November 16, 2017, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2019.

Subsequent to the balance sheet date, on November 15, 2017 and pursuant to the emergence from Chapter 11 bankruptcy of Optima Specialty Steel Inc. (“Optima”, thereafter renamed Specialty Steel Works Incorporated), the Fund’s investment in (i) the Optima DIP Loan was refinanced by new senior secured notes due 2022 issued by Specialty Steel Holdco, Inc. ("Holdco"), the parent company of Specialty Steel Works Incorporated, and (ii) the Optima Unsecured 12% Notes due December 30, 2016 was restructured, in a tax‐free exchange, into shares of new common stock also issued by Holdco. The Fund and certain other accounts and funds managed by the Fund’s Adviser own in the aggregate greater than 90% of both the new senior secured notes due 2022 and the outstanding shares of the new common stock.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2017	25

DDJ Opportunistic High Yield Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of DDJ Opportunistic High Yield Fund and
Board of Trustees of ALPS Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2017, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights for the periods ended September 30, 2016 and prior, were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DDJ Opportunistic High Yield Fund as of September 30, 2017, the results of its operations, changes in net assets and cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD. Cleveland, Ohio November 29, 2017

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DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll‐free) at 1‐844‐363‐4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll‐free) at 1‐844‐363‐4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Forms N‐Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3. CHANGES IN ACCOUNTANTS

On June 5, 2017, KPMG LLP (KPMG) was dismissed as the independent registered public accounting firm of the Trust. In August 2017, the Audit Committee of the Board of Trustees of the Trust recommended the appointment of Cohen & Company, Ltd. (“Cohen”), as the Trust’s independent registered public accounting firm, replacing KPMG LLP, and beginning with the Fund’s financial statements for the fiscal year ended September 30, 2017, and the Board of Trustees approved such appointment.

KPMG’s report on the financial statements of the Fund for each of the fiscal years ended September 30, 2015 and September 30, 2016, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2015 and September 30, 2016, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended September 30, 2015 and September 30, 2016, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S‐K promulgated by the Securities and Exchange Commission.

4. DISCLOSURE REGARDING RENEWAL AND APPROVAL OF FUND ADVISORY AGREEMENT

On May 25, 2017, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and DDJ Capital Management, LLC (“DDJ Capital”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with DDJ Capital, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the DDJ Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust on behalf of the DDJ Fund to DDJ Capital of 0.70% of the Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by DDJ Capital to the DDJ Fund.

The Trustees considered the information they received comparing the DDJ Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data (“the Independent Data Provider”), which screened retail and institutional small blend mutual funds and excluded all others. The peer group consisted of the DDJ Fund and 13 other high yield bond institutional load funds identified by the Independent Data Provider. The Trustees also considered the comparative fee data provided by DDJ Capital.

The Trustees noted that DDJ Capital’s contractual advisory fee of 0.70% was below the FUSE peer group average of 0.87% and above the peer group median of 0.66%, and that the DDJ Fund’s Institutional Class total net expense of 0.89% (after fee waiver and expense reimbursement) was above the peer group average of 0.80% and the peer group median of 0.77%. The Trustees further noted that DDJ Capital’s contractual advisory fee of 0.70% was within the range of the management fees of the comparative fee data comprised of 75 managers provided by DDJ Capital (0.25% to 0.75%) and that 12 of the 75 managers charged a management fee of 0.66% or more. After further consideration, the Trustees determined that the contractual annual advisory fees and total net expenses for the DDJ Fund, taking into account the contractual fee waiver in place, were not unreasonable.

Annual Report | September 30, 2017	27

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2017 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the DDJ Fund under the Investment Advisory Agreement with DDJ Capital. The Trustees reviewed certain background materials supplied by DDJ Capital in its presentation, including its Form ADV.

The Trustees reviewed and considered DDJ Capital’s investment advisory personnel, its history as an asset manager and its performance and the separately managed accounts under management by DDJ Capital, including sub‐advising a registered investment company. The Trustees also reviewed the research and decision‐making processes utilized by DDJ Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the DDJ Fund.

The Trustees considered the background and experience of DDJ Capital’s management in connection with the DDJ Fund, including reviewing the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day‐to‐day portfolio management of the DDJ Fund and the extent of the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with DDJ Capital, including DDJ Capital’s responsiveness and compliance record. The Trustees also reviewed, among other things, DDJ Capital’s Code of Ethics. The Trustees also considered DDJ Capital’s reputation generally and its investment techniques, strategies, risk management controls and decision‐making processes.

Performance: The Trustees reviewed performance information for the DDJ Fund’s Class I, Class II and Institutional Class shares for the one‐year and three‐month periods ended March 31, 2017, as well as the since‐inception performance (July 7, 2015) through March 31, 2017. The review included a comparison of the DDJ Fund’s performance to the performance of a peer group of comparable funds, as identified by a third‐party data provider. The Trustees noted in particular that for the since inception period ended March 31, 2017, the performance of the DDJ Fund’s Class I ranked sixth in its peer group, the performance of the DDJ Fund’s Class II ranked fourth in its peer group, and the performance of the DDJ Fund’s Institutional Class ranked first in its peer group. The Trustees were satisfied with the DDJ Fund’s performance.

The Adviser’s Profitability: The Trustees received and considered an estimated profitability analysis prepared by DDJ Capital based on the fees paid (and to be paid) under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by DDJ Capital in connection with the operation of the DDJ Fund, noting that DDJ Capital had not yet earned a profit from managing the DDJ Fund. The Trustees then reviewed and discussed DDJ Capital’s financial statements in order to analyze the financial condition and stability and profitability of DDJ Capital.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DDJ Fund would be passed along to the shareholders under the Investment Advisory Agreement. However, economies of scale were not anticipated at projected DDJ Fund asset levels in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DDJ Capital from its relationship with the DDJ Fund. They noted that, because the DDJ Fund is pursuing an investment strategy that is primarily fixed income, rather than equity, soft dollars were not a material consideration.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with DDJ Capital. In evaluating DDJ Capital and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●
the contractual annual advisory fees of 0.70% of the DDJ Fund’s daily average net assets to be paid to DDJ Capital under the Investment Advisory Agreement and the total net expense of 0.89% for the DDJ Fund’s Institutional Class shares, taking into account the contractual fee waiver in place, were fair to the DDJ Fund’s shareholders;

●	the terms of the fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the DDJ Fund, and DDJ Capital, were reasonable;

●	the nature, extent and quality of services rendered by DDJ Capital under the Investment Advisory Agreement were adequate;

●	the performance for the DDJ Fund was acceptable;

28	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2017 (Unaudited)

●	the estimated profitability of DDJ Capital in connection with the management of the DDJ Fund was not unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to DDJ Capital in connection with its relationship with the DDJ Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DDJ Capital’s compensation for investment advisory services is consistent with the best interests of the DDJ Fund and its shareholders.

Annual Report | September 30, 2017	29

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	RiverNorth Opportunity Fund (2013 to Present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which DDJ Capital Management, LLC provides investment advisory services, currently none.

30	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012..
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle‐ market investment banking firm serving closely‐held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle‐market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				9	None.
INTERESTED TRUSTEE
Jeremy O. May Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which DDJ Capital Management, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2017	31

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2017 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All‐Star Equity Fund and Liberty All‐Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 ‐ 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Griffin Institutional Access Real Estate Fund, Stadion Funds and Centaur Mutual Funds Trust.

Cory J. Gossard Birth year: 1972	Chief Compliance Officer (“CCO”)	Mr. Gossard was elected CCO of the Trust on October 20, 2017.
Mr. Gossard oversees all day‐to‐day compliance aspects of ALPS’ business within Fund CCO Services, Compliance Administration, Risk Management and Assurance Services. Mr. Gossard is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gossard also serves as Fund CCO for the SPDR S&P 500 ETF Trust, SPDR DJIA ETF Trust, and SPDR S&P MidCap 400 ETF Trust. Prior to joining ALPS in 2014, Mr. Gossard held a series of progressively responsible roles throughout an 18‐year career with Citibank.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll‐free) at 1‐855‐254‐6467.

32	www.ddjcap.com

Insignia Macro Fund

ANNUAL REPORT

SEPTEMBER 30, 2017

Class A (IGMFX)
Class I (IGMLX)

Insignia
macro fund

Shareholder Letter	1
Portfolio Update	5
Disclosure of Fund Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	20
Consolidated Statement of Operations	21
Consolidated Statements of Changes in Net Assets	22
Consolidated Financial Highlights	23
Notes to Consolidated Financial Statements	27
Report of Independent Registered Public Accounting Firm	42
Additional Information	43
Trustees and Officers	44

Insignia Macro Fund	Shareholder Letter

September 30, 2017 (Unaudited)

Investment Objective
The Insignia Macro Fund (the “Fund”) is an actively managed, open‐end mutual fund that seeks long‐term risk‐adjusted total returns. The Fund is a combination of distinct global macro/managed futures investment strategies that are globally focused on commodities, currencies, equity indexes and fixed income. Historically, global macro/managed futures have had low  correlation   to equities and  fixed  income.  Adding  uncorrelated  investments  can  potentially  increase  portfolio diversification in a  traditional mix of equity and fixed income investments and can potentially reduce risk and improve returns.

Market Summary
For the fiscal year‐ended September 30, 2017, global capital markets climbed higher as market volatility remained subdued. Investors have become more optimistic this year as we have seen better global growth while inflation has remained low. The drivers of this optimism have resulted in market participants looking past some negative undercurrents,  including escalating geopolitical tensions. The U.S. Federal Reserve (the “Fed”) is gradually shifting towards tighter monetary policy as economic data improves.  In September, the Fed communicated a plan to slowly reduce the balance sheet and signaled a potential December rate hike. Other central banks including the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”) continue to have accommodative monetary policy. However, given the improvement in global growth data, investors are expecting the ECB to begin tapering in 2018. Overall, global risk assets delivered positive returns during the fiscal year. We believe our managers are well positioned to take advantage  of global central banks normalizing policies which could create relative opportunities going forward.

Emerging markets equities have performed very well over the fiscal year as the Chinese economy and equity market has steadied and emerging markets’ economic growth rebounded globally.  Commodities  saw  a  good  amount  of  dispersion  over  the  fiscal   year,  particularly  with  most industrial metals up double digits while  energy experienced  a  more difficult environment.  In currencies, the U.S. Dollar was much weaker than many investors had expected against developed and emerging currency pairs as growth forecasts have increased more in Europe and emerging markets’ relative to the U.S.

Fund Overview
The Insignia Macro Fund allocates to managers across a broad spectrum of global macro/managed futures  strategies.  These  managers  include  traders  who  employ  a  quantitative  approach, discretionary  macro  managers whose  top‐down  global  economic  analysis drives  their  trading themes and momentum‐based trend followers. The Fund’s primary underlying exposures are in very  liquid   markets  including  commodities,  currencies,  equity indexes  and  fixed income.  The Fund’s objective is to profit from directional opportunities seeking returns that are uncorrelated to traditional long‐only and other hedged strategies. As such, the Fund is designed to complement investors’ existing investment portfolios. The Fund will typically average between 5‐15 managers  with a maximum allocation to any one manager of 20%.

The Fund provides global macro/managed futures exposure through investments in Commodity Trading Advisors (CTAs). We generally invest in three sub‐strategies of managers: quantitative, discretionary macro and trend following. As of September 30, 2017, the quantitative, factor‐based managers made up 68.47% of the Fund, effectively keeping this sub‐strategy allocation steady over the  fiscal  year.  These  managers  take positions not solely  based  on  price.  They may  look  at economic data and other factors in determining which markets and direction in which they trade.

Annual Report | September 30, 2017	1

Insignia Macro Fund	Shareholder Letter

September 30, 2017 (Unaudited)

As of September 30, 2017, the discretionary macro managers made up 31.53% of the Fund. These managers  take positions based  on  their proprietary  views of  global  economic  activity.  As  of September 30, 2017, the Fund does not have an allocation to any  trend  following managers. Outside of equity indexes, there are very  few   financial securities trending today. We continue to evaluate the current environment and will look to allocate to trend following managers when the environment becomes more favorable.

Global Macro/Managed Futures Strategy Exposure

The global macro/managed futures managers selected by Meritage Capital, LLC (the “Adviser”) to gain exposure to the global macro/managed futures managers, sub strategies and programs are subject to change at any time, and any such change may alter the Fund’s access and percentage exposures to each such manager, sub-strategy and program. Although the Fund intends to pursue its global macro/managed futures strategy by investing up to 25% of its total assets in a wholly-owned subsidiary, the Fund may also make global macro/managed futures investments directly, outside of such subsidiary.

Performance Review
For the fiscal year‐ended September 30, 2017, the Insignia Macro Fund (I Shares) return was  ‐3.19%. During the period, we terminated one trend following manager due to organizational and structural concerns. We did not hire any new managers and effectively concentrated the Fund’s allocations across eight managers.

Across the Fund, two  of the  eight current managers reported positive performance for the fiscal period. In terms of attribution, the largest detractor to the Fund’s performance was QMS Capital Management, declining ‐21.70% for the fiscal year. A large portion of this loss was attributed to a short position in U.S. and European fixed income and a long position in the U.S Dollar that was adversely impacted by hawkish commentary from the ECB during the summer. The largest positive contributor to the Fund’s performance was H2O Asset Management, returning +18.64%. Positive attribution for H2O was derived  from being long European equity indexes versus  U.S. equity indexes. Also noteworthy,  QIM Global gained +9.20%.

2	www.insigniafunds.com

Insignia Macro Fund	Shareholder Letter

September 30, 2017 (Unaudited)

For the Fund in aggregate, losses for the period were suffered in the currency markets, primarily from positions in the U.S. and European markets. Additionally, energy commodities positions detracted from performance. Global equity indexes and base metals positions (both long and short)  were  additive  to  performance.  Despite  the  challenging  market  conditions,  the  Fund controlled volatility well with an annualized standard deviation of 3.06%, which was roughly 1/4 the volatility seen in global  equities for the fiscal year.

Market Outlook
As  of  September  30,  2017,  the  Fund’s  composition  remains  diversified  primarily  across  a complementary  roster  of  quantitative  and  discretionary  macro  managers.  The  Fund  has maintained minimal directionality, either long or short, to global equity markets. Accordingly, with muted market volatility and normalizing global central banking policy, the Fund struggled to deliver positive performance with primary detractors from select short positions in fixed income markets,  long  positions  in  currencies  and long  positions  in  commodities.  Looking  ahead,  we anticipate  balancing  allocations  between  the  Fund’s  three  sub‐strategies based  on  changing market conditions.

Global macro/managed futures strategies play a valuable diversification role in strategic asset allocations over the long‐term. As volatility returns to global markets, we believe now  is an opportune time to evaluate  portfolio diversification and increase allocations to these strategies. We believe  the Insignia Macro Fund is well‐positioned as  we look forward  to the opportunities that  lie ahead across the  investment landscape.

We  remain  focused  on  our  mission  of  compounding  wealth  through  delivering  positive  risk‐adjusted returns. Thank you  for your continuing support and for investing in the Insignia Macro Fund.

Sincerely,

Joe Wade
Chief Investment Officer
Portfolio Manager

Annual Report | September 30, 2017	3

Insignia Macro Fund	Shareholder Letter

September 30, 2017 (Unaudited)

Deleveraging is when a company or individual attempts to decrease its total financial leverage. The most direct way for an entity to deleverage is to immediately pay off any existing debt on its balance sheet. If unable to do this, the company or individual may be in a position that increases its risk of default.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Diversification does not eliminate the risk of experiencing investment losses.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Meritage Capital, LLC or Sage Advisory Services, Ltd.

4	www.insigniafunds.com

Insignia Macro Fund	Portfolio Update

September 30, 2017 (Unaudited)

Average Annual Total Returns (as of September 30, 2017)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
Insignia Macro Fund - Class A - NAV	-1.64%	-3.92%	-3.25%	-0.74%	0.51%
Insignia Macro Fund - Class A - LOAD	-7.09%	-9.20%	-8.60%	-2.60%	-0.99%
Insignia Macro Fund - Class I - NAV	-1.64%	-3.92%	-3.19%**	-0.68%	0.55%
HFRI Macro (Total) Index(a)	0.22%	-0.43%	-1.18%	0.50%	1.25%
S&P 500® Total Return Index(b)	4.48%	7.71%	18.61%	10.81%	10.91%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 674-4642 or by visiting www.insigniafunds.com.

*	Fund's inception date is December 31, 2013.
**
Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)
The HFRI Macro (Total) Index is an equally weighted performance index. It uses the HFR database and consists only of macro funds with a minimum of US$50 million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly, and shown net of all fees and expenses. It is an index comprising of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short-term holding periods. Both index returns and index methodology are provided by Hedge Fund Research Inc. Index returns are updated periodically and are subject to change. Returns were accurate as of the publication date of this presentation.

(b)	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund's accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A and Class I shares (as reported in the January 28, 2017 Prospectus) are 2.21% and 1.95% and 2.01% and 1.76%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

Annual Report | September 30, 2017	5

Insignia Macro Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Asset Allocation (as a % of Net Assets)*

Corporate Bonds	44.66%
Asset-Backed Securities	18.26%
Mortgage-Backed Securities	7.16%
U.S. Treasury Notes & Bonds	4.11%
Government Bond	0.64%
Municipal Bond	0.13%
Other Assets in Excess of Liabilities	25.04%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

6	www.insigniafunds.com

Insignia Macro Fund	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

Examples. As a shareholder of the Insignia Macro Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2017 and held through September 30, 2017.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2017 – September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)(b)	Expenses Paid, and During Period April 1, 2017 - September 30, 2017(c)
Class A
Actual	$1,000.00	$960.80	2.00%	$9.83
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	2.00%	$10.10
Class I
Actual	$1,000.00	$961.80	1.75%	$8.61
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Includes expenses of the Insignia Macro Cayman Fund (wholly-owned subsidiary).
(c)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2017	7

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (18.26%)
Automobile (7.73%)
CarMax Auto Owner Trust
Series 2016-2, 1.520% 02/16/2021	$400,000	$399,224
Series 2014-1, 1.930% 11/15/2019	220,000	220,303
Ford Credit Auto Owner Trust
Series 2014-A, 1.900% 09/15/2019	445,000	445,916
Honda Auto Receivables Trust
Series 2015-1, 1.050% 10/15/2018	185,434	185,326
Series 2016-4, 1.210% 12/18/2020	400,000	397,222
Series 2016-1, 1.220% 12/18/2019	109,785	109,548
Hyundai Auto Receivables Trust
Series 2015-B A3, 1.120% 11/15/2019	234,931	234,514
Series 2017-B, 1.570% 08/17/2020	75,000	74,979
Series 2013-C, 2.100% 03/15/2019	233,978	234,077
Nissan Auto Receivables Owner Trust
Series 2015-C, 0.870% 11/15/2018	11,376	11,374
Series 2015-A, 1.050% 10/15/2019	255,632	255,253
Series 2016-C, 1.180% 01/15/2021	325,000	322,707
Series 2016-A, 1.340% 10/15/2020	145,000	144,627
Toyota Auto Receivables Owner Trust
Series 2016-C, 1.000% 01/15/2019	137,214	137,126
Series 2016-A, 1.030% 07/16/2018	31,402	31,397
Series 2016-D, 1.230% 10/15/2020	460,000	457,391
Total Automobile		3,660,984

Credit Card (10.53%)
American Express Credit Account Master Trust
Series 2014-1, 1M US L + 0.37% 12/15/2021(a)	750,000	753,486
Bank of America Credit Card Trust
Series 2015-A2, 1.360% 09/15/2020	150,000	149,938
Series 2014-A1, 1M US L + 0.38% 06/15/2021(a)	605,000	607,299
Capital One Multi-Asset Execution Trust
Series 2016-A3, 1.340% 04/15/2022	330,000	327,660
Series 2016-A2, 1M US L + 0.63% 02/15/2024(a)	400,000	405,704
Chase Issuance Trust
Series 2016-A2, 1.370% 06/15/2021	730,000	725,301
Citibank Credit Card Issuance Trust
Series 2014-A8, 1.730% 04/09/2020	605,000	605,774
Series 2017-A2, 1.740% 01/19/2021	200,000	200,207
Discover Card Execution Note Trust
Series 2014-A5, 1.390% 04/15/2020	500,000	500,002
Series 2013-A1, 1M US L + 0.30% 08/17/2020(a)	325,000	325,353
Synchrony Credit Card Master Note Trust
Series 2015-2, 1.600% 04/15/2021	200,000	200,095

See Notes to Consolidated Financial Statements.

8	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Principal Amount	Value (Note 2)
Credit Card (continued)
World Financial Network Credit Card Master Trust
Series 2014-C, 1.540% 08/16/2021	$190,000	$190,014
Total Credit Card		4,990,833

TOTAL ASSET-BACKED SECURITIES (Cost $8,650,954)		8,651,817

CORPORATE BONDS (44.66%)
Basic Materials (1.03%)
The Sherwin-Williams Co., Sr. Unsec. Notes
1.350% 12/15/2017	486,000	485,757

Communications (5.34%)
Amazon.com, Inc., Sr. Unsec. Notes
1.200% 11/29/2017	195,000	194,973
AT&T, Inc., Sr. Unsec. Notes
3M US L + 0.89% 02/14/2023(a)	190,000	189,720
3M US L + 0.93% 06/30/2020(a)	455,000	461,346
Cisco Systems, Inc., Sr. Unsec. Notes
2.125% 03/01/2019	270,000	272,115
Comcast Corp., Sr. Sec. Notes
6.300% 11/15/2017	240,000	241,345
eBay, Inc., Sr. Unsec. Notes
2.500% 03/09/2018	390,000	391,552
Time Warner Cable LLC, Sr. Sec. Notes
6.750% 07/01/2018	365,000	378,015
Vodafone Group PLC, Sr. Unsec. Notes
1.500% 02/19/2018	400,000	399,820
Total Communications		2,528,886

Consumer, Cyclical (5.42%)
CVS Health Corp., Sr. Unsec. Notes
1.900% 07/20/2018	390,000	391,002
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
1.724% 12/06/2017	420,000	420,047
2.240% 06/15/2018	370,000	371,226
General Motors Co., Sr. Unsec. Notes
3.500% 10/02/2018	190,000	193,126
McDonald's Corp., Sr. Unsec. Notes
Series GMTN, 5.800% 10/15/2017	215,000	215,102
Toyota Motor Credit Corp., Sr. Unsec. Notes
2.125% 07/18/2019	363,000	365,592
Wal-Mart Stores, Inc., Sr. Unsec. Notes
1.125% 04/11/2018	211,000	210,726

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	9

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Principal Amount	Value (Note 2)
Consumer, Cyclical (continued)
Whirlpool Corp., Sr. Unsec. Notes
1.650% 11/01/2017	$400,000	$400,022
Total Consumer, Cyclical		2,566,843

Consumer, Non-cyclical (4.51%)
Abbott Laboratories, Sr. Unsec. Notes
2.350% 11/22/2019	362,000	365,090
AbbVie, Inc., Sr. Unsec. Notes
1.800% 05/14/2018	395,000	395,605
Actavis Funding SCS, Sr. Unsec. Notes
3M US L + 1.255% 03/12/2020(a)	395,000	402,496
Gilead Sciences, Inc., Sr. Unsec. Notes
1.850% 09/20/2019	185,000	185,198
Kroger Co., Sr. Unsec. Notes
2.000% 01/15/2019	250,000	250,495
Target Corp., Sr. Unsec. Notes
6.000% 01/15/2018	250,000	253,161
Tyson Foods, Inc., Sr. Unsec. Notes
3M US L + 0.55% 06/02/2020(a)	285,000	286,467
Total Consumer, Non-cyclical		2,138,512

Energy (3.75%)
BP Capital Markets PLC, Sr. Sec. Notes
1.375% 05/10/2018	395,000	394,785
Chevron Corp., Sr. Unsec. Notes
1.104% 12/05/2017	400,000	399,818
ConocoPhillips Co., Sr. Unsec. Notes
1.050% 12/15/2017	445,000	444,684
Enbridge Energy Partners, Sr. Unsec. Notes
Series B, 6.500% 04/15/2018	190,000	194,741
Energy Transfer LP, Sr. Unsec. Notes
2.500% 06/15/2018	340,000	341,391
Total Energy		1,775,419

Financial (16.63%)
Air Lease Corp., Sr. Unsec. Notes
2.125% 01/15/2018	195,000	195,226
American Express Co., Sr. Unsec. Notes
7.000% 03/19/2018	350,000	358,668
Bank of America Corp., Sr. Unsec. Notes
Series L, 2.650% 04/01/2019	385,000	388,571
5.650% 05/01/2018	195,000	199,479
Bank Of New York Mellon, Sr. Unsec. Notes
Series G, 2.200% 05/15/2019	195,000	196,163

See Notes to Consolidated Financial Statements.

10	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Principal Amount	Value (Note 2)
Financial (continued)
The Bank of Nova Scotia, Sr. Unsec. Notes
1.375% 12/18/2017	$405,000	$404,968
Barclays Bank PLC, Sr. Unsec. Notes
3M US L + 0.55% 08/07/2019(a)	180,000	180,360
BNP Paribas SA, Sr. Sec. Notes
2.400% 12/12/2018	155,000	156,199
Branch Banking & Trust Co., Sr. Unsec. Notes
3M US L + 0.45% 01/15/2020(a)	250,000	250,941
Citigroup, Inc., Sr. Unsec. Notes
1.800% 02/05/2018	405,000	405,163
2.500% 09/26/2018	60,000	60,378
6.125% 11/21/2017	95,000	95,570
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series FRN, 3M US L + 1.77% 02/25/2021(a)	645,000	669,287
International Lease Finance Corp., Sr. Unsec. Notes
3.875% 04/15/2018	300,000	303,363
Jefferies Group LLC, Sr. Unsec. Notes
5.125% 04/13/2018	302,000	307,338
JPMorgan Chase & Co., Sr. Unsec. Notes
3M US L + 1.48% 03/01/2021(a)	455,000	469,784
MetLife, Inc., Sr. Unsec. Notes
1.756% 12/15/2017	445,000	445,306
Realty Income Corp., Sr. Unsec. Notes
2.000% 01/31/2018	410,000	410,379
Royal Bank of Canada, Sr. Unsec. Notes
1.500% 01/16/2018	125,000	124,999
Series GMTN, 1.800% 07/30/2018	310,000	310,755
Sumitomo Mitsui Financial Group, Inc., Sr. Unsec. Notes
3M US L + 1.68% 03/09/2021(a)	285,000	294,781
UBS AG, Sr. Unsec. Notes
5.875% 12/20/2017	135,000	136,261
US Bancorp, Sr. Unsec. Notes
3M US L + 0.64% 01/24/2022(a)	525,000	527,504
Ventas Realty LP / Ventas Capital Corp., Sr. Unsec. Notes
2.000% 02/15/2018	410,000	410,403
Visa, Inc., Sr. Unsec. Notes
1.200% 12/14/2017	83,000	83,031
Wells Fargo & Co., Sr. Unsec. Notes
2.125% 04/22/2019	270,000	271,521
5.625% 12/11/2017	225,000	226,746
Total Financial		7,883,144

Industrial (3.66%)
Eaton Corp., Sr. Unsec. Notes
1.500% 11/02/2017	460,000	459,976

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	11

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Principal Amount	Value (Note 2)
Industrial (continued)
General Electric Co., Sr. Unsec. Notes
5.250% 12/06/2017	$395,000	$397,767
United Parcel Service, Inc., Sr. Unsec. Notes
5.500% 01/15/2018	250,000	252,740
United Technologies Corp., Sr. Unsec. Notes
3M US L + 0.35% 11/01/2019(a)	410,000	412,152
Vulcan Materials Co., Sr. Unsec. Notes
3M US L + 0.60% 06/15/2020(a)	210,000	210,211
Total Industrial		1,732,846

Technology (3.57%)
Apple, Inc., Sr. Unsec. Notes
3M US L + 0.50% 02/09/2022(a)	400,000	405,743
Intel Corp., Sr. Unsec. Notes
1.350% 12/15/2017	475,000	475,066
Microsoft Corp., Sr. Unsec. Notes
0.875% 11/15/2017	395,000	394,783
Oracle Corp., Sr. Unsec. Notes
1.200% 10/15/2017	415,000	414,952
Total Technology		1,690,544

Utilities (0.75%)
American Electric Power Co., Inc., Sr. Unsec. Notes
Series E, 1.650% 12/15/2017	354,000	354,030

TOTAL CORPORATE BONDS (Cost $21,113,527)		21,155,981

GOVERNMENT BONDS (0.64%)
Export-Import Bank of Korea, Sr. Unsec. Notes
1.750% 02/27/2018	305,000	304,746

TOTAL GOVERNMENT BONDS (Cost $305,054)		304,746

MORTGAGE-BACKED SECURITIES (7.16%)
Commercial (2.57%)
CFCRE Commercial Mortgage Trust
Series 2011-C2, 3.061% 12/15/2047	2,085	2,084
COMM Mortgage Trust
Series 2013-CR6, 2.122% 03/10/2046	227,032	227,207
Series 2013-LC13, 3.009% 08/10/2046	200,000	202,153

See Notes to Consolidated Financial Statements.

12	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Principal Amount	Value (Note 2)
Commercial (continued)
WFRBS Commercial Mortgage Trust
Series 2014-C22, 1.479% 09/15/2057	$347,681	$346,646
Series 2013-C13, 1.964% 05/15/2045	405,000	405,445
Series 2013-C11, 2.029% 03/15/2045	36,142	36,127
Total Commercial		1,219,662

U.S. Government Agency (4.59%)
Fannie Mae Connecticut Avenue Securities
Series 2017-C05, 1M US L + 0.55% 01/25/2030(a)	355,402	355,312
Series 2014-C02, 1M US L + 0.95% 05/25/2024(a)	171,093	171,761
Series 2017-C03, 1M US L + 0.95% 10/25/2029(a)	460,237	462,559
Series 2014-C03, 1M US L + 1.20% 07/25/2024(a)	67,381	67,458
Series 2016-C06, 1M US L + 1.30% 04/25/2029(a)	596,566	603,655
Series 2016-C04, 1M US L + 1.45% 01/25/2029(a)	504,582	509,366
Total U.S. Government Agency		2,170,111

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,381,929)		3,389,773

MUNICIPAL BONDS (0.13%)
Revenue Bonds (0.13%)
Louisiana Local Government Environmental Facilities & Community Development Authority, Prefunded 10/01/17 @ 100
4.500% 10/01/2029(b)	60,000	60,000

TOTAL MUNICIPAL BONDS (Cost $61,564)		60,000

U.S. TREASURY NOTES & BONDS (4.11%)
U.S. Treasury Note
1.250% 11/30/2018	1,585,000	1,582,461
1.375% 09/30/2018	365,000	365,029

TOTAL U.S. TREASURY NOTES & BONDS (Cost $1,950,100)		1,947,490

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	13

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

TOTAL INVESTMENTS (74.96%) (Cost $35,463,128)	$35,509,807

Other Assets In Excess Of Liabilities (25.04%)	11,863,395	(c)

NET ASSETS (100.00%)	$47,373,202

(a)
Floating or variable rate security. The reference rate is described below. The rate in effect as of September 30, 2017 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(b)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for swap contracts.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

LIBOR Rates:
1M US L - 1 Month LIBOR as of September 30, 2017 was 1.23%
3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%

Common Abbreviations:
GMTN - Global Medium Term Notes.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Consolidated Financial Statements.

14	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

TOTAL RETURN SWAP CONTRACTS
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee paid to Deutsche Bank in exchange for the return on the custom basket. (Notional Value $39,413,930) (Value $36,186,462)

Exposure by Manager
Underlying Manager	Exposure*	Strategy Description
H2O Asset Management	17.65%	Discretionary Macro | Fundamental
QMS Capital Management	13.35%	Quantitative | Fundamental & Technical Models
FORT	13.20%	Quantitative | Trend Anticipation
The Cambridge Strategy	11.81%	Quantitative | Fundamental & Technical Models
Quantitative Investment Mgmt.	11.79%	Fundamental & Technical Models
Abraham Trading Company	9.78%	Quantitative | Technical Models
Millburn Ridgefield Corporation	8.69%	Quantitative | Technical Models

*	Based on total Net Assets.

Custom Index Exposure by Type

	Number of Contracts	Notional Amount	Percentage of Notional	Expiration Date
Agricultural Futures
Long
Corn Future	75.45	$1,326,536	0.11%	12/14/17
Soybeans Future	31.09	1,486,196	0.12%	11/14/17
	106.54	2,812,732	0.23%

Bond Futures
Long
10 year Australian Treasury
Bond Future	13.42	13,013,784	1.06%	12/15/17
10 year Italian Bond Future	33.45	4,515,057	0.37%	12/7/17
10 year US Treasury
Notes Future	69.08	8,661,991	0.70%	12/19/17
30 year US Treasury
Bonds Future	19.35	2,954,741	0.24%	12/19/17
Long Gilt Future	26.63	3,299,087	0.27%	12/27/17
	161.93	32,444,660	2.64%

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	15

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Number of Contracts	Notional Amount	Percentage of Notional	Expiration Date

Short
10 year Canadian Govt Bond Future	32.27	$4,379,659	0.36%	12/18/17
10 year Japanese Goverment Bond Future	1.11	166,814,225	13.56%	12/13/17
2 year Euro‐Schatz Future	14.28	1,600,831	0.13%	12/7/17
2 year US Treasury Notes Future	46.13	9,952,873	0.81%	12/29/17
3 year Australian Treasury Bond Future	29.34	8,832,519	0.72%	12/15/17
5 year US Treasury Notes Future	78.67	9,246,355	0.75%	12/29/17
Euro‐BUND Future	8.49	1,367,710	0.11%	12/7/17
	210.29	202,194,171	16.43%

Energy Futures
Long
Brent Crude Monthly Future	28.62	1,624,191	0.13%	11/30/17
Gasoil Monthly Future	24.42	1,324,562	0.11%	11/10/17
Light Sweet Crude Oil (WTI) Future	61.71	3,196,801	0.26%	11/20/17
	114.75	6,145,554	0.50%

Short
Light Sweet Crude Oil
(WTI) Future	78.44	4,037,946	0.33%	10/20/17
	78.44	4,037,946	0.33%

Equity Futures
Long
DAX Index Future	9.16	2,925,588	0.24%	12/15/17
DJ EURO STOXX Banks Future	195.83	1,347,322	0.11%	12/15/17
E‐mini Dow	20.38	2,274,077	0.18%	12/15/17
Nikkei 225 Future	12.16	247,489,342	20.11%	12/7/17
Nikkei 225 Index	8.91	90,702,072	7.37%	12/7/17
Nikkei 225 Mini (JPY) Future	22.21	45,202,963	3.67%	12/7/17
OSE JPX‐Nikkei Index 400 Future	6.85	10,133,020	0.82%	12/7/17
TOPIX Future	24.15	404,715,079	32.89%	12/7/17
	299.65	804,789,463	65.40%

See Notes to Consolidated Financial Statements.

16	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Number of Contracts	Notional Amount	Percentage of Notional	Expiration Date

Short
E‐Mini S&P 500	11.40	$1,431,630	0.12%	12/15/17
Hang Seng Index	3.41	4,697,956	0.38%	10/30/17
Nikkei 225 (JPY) Future	1.20	12,256,693	1.00%	12/7/17
OMXS30	27.78	4,542,723	0.37%	10/20/17
	43.79	22,929,002	1.86%

FX Futures
Long
AUD/USD	21.74	1,703,066	0.14%	12/18/17
EUR/CHF	9.41	1,345,778	0.11%	12/18/17
EUR/JPY	4.71	78,323,363	6.36%	12/18/17
EUR/USD	16.59	2,460,027	0.20%	12/18/17
	52.44	83,832,234	6.81%

Short
JPY/USD	14.68	1,635,671	0.13%	12/18/17
	14.68	1,635,671	0.13%

Interest Rate Futures
Long
3 month Sterling	18.31	2,271,415	0.18%	6/20/18
3 month Sterling	17.26	2,136,705	0.17%	3/20/19
3 month Sterling	16.73	2,072,341	0.17%	12/19/18
3 month Sterling	11.45	1,415,772	0.12%	9/18/19
Eurodollar	16.90	4,154,081	0.34%	6/18/18
Eurodollar	6.69	1,646,164	0.13%	3/19/18
Eurodollar	6.07	1,490,367	0.12%	12/17/18
	93.41	15,186,846	1.23%

Short
3 month Euro (EURIBOR)	9.71	2,433,897	0.20%	9/17/18
3 month Euro (EURIBOR)	7.22	1,809,965	0.15%	6/18/18
3 month Euro (EURIBOR)	5.72	1,435,014	0.12%	3/19/18
90 Day Bank Accepted
Bill Future	5.36	1,284,982	0.10%	3/8/18
Eurodollar	27.61	6,778,985	0.55%	9/17/18
Three Month Canadian Bankers Acceptance Future	5.58	1,370,758	0.11%	3/19/18
Three Month Euroyen Future	0.39	9,774,324	0.79%	12/18/17
	61.59	24,887,924	2.02%

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	17

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Number of Contracts	Notional Amount	Percentage of Notional	Expiration Date

Precious Metal Futures
Long
Gold	10.43	$1,342,481	0.11%	12/27/17
	10.43	1,342,481	0.11%

Total	1,247.96	$1,202,238,685	97.69%

Unrealized Depreciation
$(3,227,468)

Total return swap with Societe Generale Newedge UK Limited. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Societe Generale Newedge UK Limited. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days notice to the other party. In addition, the swap provides for a 0.50% fee paid to Societe Generale Newedge UK Limited in exchange for the return on the custom basket. (Notional Value $7,544,972) (Value $6,601,246)

Exposure by Manager
Underlying Manager	Exposure*	Strategy Description
Willowbridge Associates	13.94%	Discretionary Macro | Fundamental

*	Based on total Net Assets.

Custom Index Exposure by Type

	Number of Contracts	Notional Amount	Percentage of Notional	Expiration Date
Base Metals
Long
Aluminum LME	5.00	$262,134	0.34%	Dec‐17
Copper LME	4.00	678,229	0.88%	Dec‐17
Nickel LME	3.00	211,753	0.27%	Dec‐17
	12.00	1,152,116	1.49%

Short
Aluminum LME	5.00	259,249	0.34%	Dec‐17
Copper LME	4.00	654,230	0.85%	Dec‐17
Nickel LME	3.00	198,901	0.26%	Dec‐17
	12.00	1,112,380	1.45%

See Notes to Consolidated Financial Statements.

18	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2017

	Number of Contracts	Notional Amount	Percentage of Notional	Expiration Date
Interest Rates Long Term
Short
Euro BTP Futures	10.00	$1,348,330	1.75%	Dec‐17
	10.00	1,348,330	1.75%

Interest Rates Medium Term
Short
5 Year Treasury Note	54.00	6,329,830	8.19%	Dec‐17
ERX BOBL	368.00	11,105,430	14.37%	Nov 17 ‐ Dec 17
	422.00	17,435,260	22.56%

Interest Rates Short Term
Long
Euro Dollars	104.00	25,525,500	33.04%	Jun‐19
	104.00	25,525,500	33.04%

Short
Euro Dollars	104.00	25,483,250	32.98%	Jun‐20
	104.00	25,483,250	32.98%

Stock Indicies
Long
Emini S&P	21.00	48,825	0.06%	Dec‐17
S&P Composite	7.00	68,664	0.09%	Dec‐17
	28.00	117,489	0.15%

Short
Emini S&P	35.00	4,344,490	5.62%	Dec‐17
	35.00	4,344,490	5.62%

U.S. Major Cross
Short
EUR/USD CME	5.00	738,162	0.96%	Dec‐17
	5.00	738,162	0.96%

Total	732.00	77,256,977	100.00%

Unrealized Depreciation
$(943,726)

Total Net Unrealized Depreciation on Swap Contracts
$(4,171,194)

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	19

Insignia Macro Fund	Consolidated Statement of Assets and Liabilities

September 30, 2017

ASSETS:
Investments, at value (cost $35,463,128)	$35,509,807
Cash	6,119,537
Deposit with broker for swap contracts (Note 3)	7,730,781
Advance receipt on swap contract	4,050,000
Receivable for swap contract payments	1,487,372
Receivable for shares sold	411
Interest and dividends receivable	158,362
Prepaid swap premiums	844,563
Prepaid expenses and other assets	4,871
Total Assets	55,905,704

LIABILITIES:
Payable for advance payment on swap contract	4,050,000
Unrealized depreciation on swap contracts	4,171,194
Payable for swap contract payments	17,679
Payable for investments purchased	180,409
Payable to adviser	46,598
Professional fees payable	24,740
Payable for administration fees	24,337
Payable for distribution and service fees	84
Payable to Chief Compliance Officer	2,228
Accrued expenses and other liabilities	15,233
Total Liabilities	8,532,502
NET ASSETS	$47,373,202

NET ASSETS CONSIST OF:
Paid‐in capital (Note 7)	$51,679,744
Accumulated net investment income	174,053
Accumulated net realized loss	(356,080)
Net unrealized depreciation	(4,124,515)
NET ASSETS	$47,373,202

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.57
Net Assets	$407,167
Shares of beneficial interest outstanding	42,527
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$10.13
Class I:
Net Asset Value, offering and redemption price per share	$9.58
Net Assets	$46,966,035
Shares of beneficial interest outstanding	4,904,782

See Notes to Consolidated Financial Statements.

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Insignia Macro Fund	Consolidated Statement of Operations

For the Year ended September 30, 2017

INVESTMENT INCOME:
Interest	$555,662
Foreign taxes withheld	(67)
Total Investment Income	555,595

EXPENSES:
Investment advisory fee (Note 8)	671,648
Administration fee	193,374
Distribution and service fees
Class A	968
Custodian fee	16,019
Legal fees	14,919
Audit and tax fees	26,550
Transfer agent fee	46,273
Trustees fees and expenses	7,030
Registration fees	32,303
Printing fees	3,243
Chief Compliance Officer fee	22,089
Insurance expense	2,871
Other expenses	12,308
Total Expenses	1,049,595
Less fees waived/reimbursed by investment adviser
Class A	(791)
Class I	(108,036)
Total fees waived/reimbursed by investment adviser (Note 8)	(108,827)
Net Expenses	940,768
NET INVESTMENT LOSS	(385,173)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(61,584)
Swap contracts	712,312
Net realized gain	650,728

Change in unrealized appreciation/(depreciation) on:
Investments	23,269
Swap contracts	(1,866,025)
Net change	(1,842,756)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,192,028)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,577,201)

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	21

Insignia Macro Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS:
Net investment loss	$(385,173)	$(612,637)
Net realized gain	650,728	619,980
Long‐term capital gain distributions from other investment companies	–	8,835
Net change in unrealized depreciation	(1,842,756)	(1,853,298)
Net decrease in net assets resulting from operations	(1,577,201)	(1,837,120)
DISTRIBUTIONS TO SHAREHOLDERS:	0	0
From net investment income
Class A	(340)	(16,366)
Class I	(86,251)	(3,584,295)
Total distributions	(86,591)	(3,600,661)
BENEFICIAL SHARE TRANSACTIONS (Note 7):
Class A
Shares sold	165,735	270,991
Dividends reinvested	340	16,367
Shares redeemed	(62,945)	(216,343)
Redemption fees	–	445
Net increase from beneficial share transactions	103,130	71,460
Class I
Shares sold	5,031,639	8,163,166
Dividends reinvested	5,877	718,228
Shares redeemed	(14,600,869)	(9,543,928)
Redemption fees	5	32
Net decrease from beneficial share transactions	(9,563,348)	(662,502)
Net decrease in net assets	(11,124,010)	(6,028,823)
NET ASSETS:
Beginning of year	58,497,212	64,526,035
End of year(including accumulated net investment income of $174,053 and $86,582)	$47,373,202	$58,497,212

See Notes to Consolidated Financial Statements.

22	www.insigniafunds.com

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90	$10.82		$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.09)	(0.13)		(0.16)	(0.08)
Net realized and unrealized gain/(loss) on investments and swap contracts	(0.23)	(0.21)		0.61	0.50
Total from investment operations	(0.32)	(0.34)		0.45	0.42

LESS DISTRIBUTIONS:
From investment income	(0.01)	(0.60)		(0.04)	–
From net realized gain on investments	–	–		(0.01)	–
Total distributions	(0.01)	(0.60)		(0.05)	–
REDEMPTION FEES (Note 7)	–	0.02		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)	(0.92)		0.40	0.42
NET ASSET VALUE, END OF PERIOD	$9.57	$9.90		$10.82	$10.42

TOTAL RETURN(c)	(3.25%)	(3.12	%)(d)	4.34%	4.20%

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	23

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$407	$319	$274		$85

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.20%	2.20%	2.40%		80.48	%(e)
Operating expenses including reimbursement/waiver	2.00%	2.00%	1.96	%(f)	1.75	%(e)
Net investment loss including reimbursement/waiver	(0.95%)	(1.26%)	(1.44%)		(1.03	%)(e)

PORTFOLIO TURNOVER RATE(g)	129%	132%	119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charge.

(d)	In 2016, the Fund's total return includes a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.75% to 2.00% effective February 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Consolidated Financial Statements.

24	www.insigniafunds.com

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90	$10.82		$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)	(0.10)		(0.13)	(0.06)
Net realized and unrealized gain/(loss) on investments and swap contracts	(0.24)	(0.21)		0.59	0.48
Total from investment operations	(0.31)	(0.31)		0.46	0.42

LESS DISTRIBUTIONS:
From investment income	(0.01)	(0.61)		(0.05)	–
From net realized gain on investments	–	–		(0.01)	–
Total distributions	(0.01)	(0.61)		(0.06)	–
REDEMPTION FEES (Note 7)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.32)	(0.92)		0.40	0.42
NET ASSET VALUE, END OF PERIOD	$9.58	$9.90		$10.82	$10.42

TOTAL RETURN(d)	(3.09%)	(3.06	%)(e)	4.39%	4.20%

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2017	25

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$46,966	$58,178	$64,252		$24,017

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.95%	1.94%	2.17%		3.62	%(f)
Operating expenses including reimbursement/waiver	1.75%	1.75%	1.69	%(g)	1.50	%(f)
Net investment loss including reimbursement/waiver	(0.72%)	(1.01%)	(1.18%)		(0.85	%)(f)

PORTFOLIO TURNOVER RATE(h)	129%	132%	119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	In 2016, the Fund's total return includes a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.50% to 1.75% effective February 1, 2015.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Consolidated Financial Statements.

26	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust consists of multiple separate  portfolios or series. This  annual report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long‐term risk‐adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity‐related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the Consolidated Portfolio of Investments, Consolidated Financial Statements and Financial Highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation basis. As of September 30, 2017, net assets of the Fund were $47,373,202, of which $7,662,434, or 16.17%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the CFTC. In addition, the Sub‐Adviser is a "commodity trading adviser" registered and regulated by the CFTC.

2. SIGNIFICANT ACCOUNTING POLICIES

The  accompanying   consolidated  financial  statements   were   prepared  in  accordance  with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its consolidated financial statements.

Annual Report | September 30, 2017	27

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities. Total return swap contracts are stated at fair value daily based on the underlying futures, foreign currency and options contracts constituting the contracts' stated index, taking into account fees and expenses associated with the swap agreement.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied  is deemed  to  be  unreliable, the market  price  may  be  determined  using  quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

28	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the  fair value  of  investments)  where there is little  or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset‐Backed Securities	$–	$8,651,817	$–	$8,651,817
Corporate Bonds
Basic Materials	–	485,757	–	485,757
Communications	–	2,528,886	–	2,528,886
Consumer, Cyclical	–	2,566,843	–	2,566,843
Consumer, Non‐cyclical	–	2,138,512	–	2,138,512
Energy	–	1,775,419	–	1,775,419
Financial	–	7,883,144	–	7,883,144
Industrial	–	1,732,846	–	1,732,846
Technology	–	1,690,544	–	1,690,544
Utilities	–	354,030	–	354,030
Government Bonds	–	304,746	–	304,746
Mortgage‐Backed Securities	–	3,389,773	–	3,389,773
Municipal Bonds	–	60,000	–	60,000
U.S. Treasury Notes & Bonds	–	1,947,490	–	1,947,490
TOTAL	$–	$35,509,807	$–	$35,509,807

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities:
Total Return Swap Contracts	$–	$(4,171,194)	$–	$(4,171,194)
Total	$–	$(4,171,194)	$–	$(4,171,194)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Annual Report | September 30, 2017	29

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying consolidated financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s consolidated financial statements related to  these tax positions. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly‐owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers  involves special  risks not typically associated with  investing in securities of U.S. issuers. The risks include possible re‐evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

30	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period‐end, resulting from changes in exchange rates.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Annual Report | September 30, 2017	31

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are  not  the risks that  the Fund  is attempting to increase or  decrease exposure to,  per  its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk:  Exposure to the commodities markets may subject the Fund to greater volatility than investments  in  traditional  securities.  Prices of  various commodities may also be affected by factors, such as drought, floods, weather, livestock disease,  embargoes, tariffs and other regulatory  developments,  which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

32	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying portfolios of futures, forward currency and options contracts (considered the "index" within each total return swap contract) between counterparties. The "notional amount" of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures, forward currency and options contracts is traded. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing  market conditions (credit  spreads,  interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Consolidiated Statement of Operations as realized gains or losses, respectively. Cash settlement transfers are recorded as prepaid swap premiums on the Consolidated Assets and Liabilities and are recognized as realized gains and losses at the termination of the swap. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. In addition, changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statement of operations. A corresponding asset or liability for "advance receipt on swap contracts" or "advance payment on swap contracts", respectively, is recorded on the consolidated statement of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Fund's consolidated portfolio of investments.

Annual Report | September 30, 2017	33

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at September 30, 2017 are disclosed in the Consolidated Portfolio of Investments.

The average notional value of the Fund’s swap positions for the fiscal year ended September 30, 2017 was $51,050,221.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2017:

Derivatives Not Accounted for As Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Liability Derivatives Gross Unrealized Appreciation/ (Depreciation)
Commodity Contracts (total return swap contracts)	Unrealized depreciation on swap contracts	$(4,171,194)
Total		$(4,171,194)

The effect of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended September 30, 2017:

Derivatives Not Accounted for As Hedging Instruments	Consolidated Statement of Operations Location	Realized Gain on Derivatives Recognized	Change in Unrealized Depreciation on Derivatives Recognized
Commodity Contracts (total return swap contracts)	Net realized gain/(loss) on Swap Contracts/ Change in unrealized appreciation/ (depreciation) on swap contracts	$712,312	$(1,866,025)
Total		$712,312	$(1,866,025)

4. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2017.

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)(b)	Net Amount Payable
Liabilities
Total Return Swap Contracts	$4,171,194	$–	$4,171,194	$–	$(4,171,194)	$–
Total	$4,171,194	$–	$4,171,194	$–	$(4,171,194)	$–

(a)	These amounts are limited to the derivative liability balance and, accordingly, do not include excess collateral pledged.
(b)	Includes cash collateral pledged and prepaid on swap premiums.

5. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end.

Annual Report | September 30, 2017	35

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

The tax characters of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2017	2016
Ordinary Income	$86,591	$3,600,661
Total	$86,591	$3,600,661

Reclassifications: As of September 30, 2017, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Consolidated Statement of Assets and Liabilities and have no impact on the net asset value of the Fund:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
$225,713	$559,235	$(784,948)

These reclassifications were primarily attributable to differing book and tax treatment of paydowns and income from CFC.

Unrealized Appreciation and Depreciation on Investments and Derivative Instruments: As of September 30, 2017, the aggregate cost of investments, gross unrealized appreciation / (deprecation) and net unrealized depreciation of investments and derivative instruments for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)(a)	$40,933,942
Gross unrealized depreciation (excess of tax cost over value)(a)	(45,058,457)
Net unrealized depreciation	$(4,124,515)
Cost of investments for income tax purposes	$35,463,128

(a)	Includes appreciation/(depreciation) on Total Return Swap Contracts.

Components of Distributable Earnings: At September 30, 2017, components of distributable earnings were as follows:

Undistributed ordinary income	$174,053
Accumulated capital losses	$(356,080)
Net unrealized depreciation	(4,124,515)
Total	$(4,306,542)

Capital Losses

Capital losses as of September 30, 2017 deferred to the next tax year were as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term
$170,429	$119,389

36	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

The Fund elects to defer to the period ending September 30, 2018, capital losses recognized during the period November 1, 2016 to September 30, 2017 in the amount of $66,262.

6. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short‐term securities, during the fiscal year ended September 30, 2017 were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$41,820,400	$48,030,266

Purchases and sales of U.S. Government Obligations during the year ended September 30, 2017 were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$9,715,175	$11,266,651

7. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre‐emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short‐term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2017, the redemption fees charged by the Fund are presented in the Consolidated Statements of Changes in Net Assets.

Annual Report | September 30, 2017	37

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Transactions in common shares were as follows:

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Class A:
Shares sold	16,593	26,940
Shares issued in reinvestment of distributions to shareholders	34	1,600
Shares redeemed	(6,346)	(21,651)
Net increase from share transactions	10,281	6,889

Class I:
Shares sold	507,349	791,563
Shares issued in reinvestment of distributions to shareholders	589	70,208
Shares redeemed	(1,482,425)	(922,383)
Net decrease from share transactions	(974,487)	(60,612)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The Fund has one unaffiliated shareholder representing approximately 72% of total Fund shares. Share transaction activities of this shareholder could have a material impact on the Fund.

8. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Meritage Capital, LLC (“Meritage Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated a portion of the daily management of the Fund to Sage Advisory Services, Ltd. Co. (the “Sub‐Adviser”). The Adviser and the Sub‐Adviser manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets during the month. Pursuant to an Investment Sub‐Advisory Agreement (the “Sub‐Advisory Agreement”), the Adviser pays the Sub‐Adviser an annual sub‐advisory management fee of 0.10% for the first $25 million, 0.18% for the subsequent $25 million and 0.10% once assets have reached over $50 million, with a minimum annual fee of $25,000. These management fees are based on the assets they manage and are paid on a quarterly basis. The Adviser is required to pay all fees due to the Sub‐Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and Sub‐Advisory Agreement was two years. The Board may extend the Advisory Agreement and/or the Sub‐Advisory Agreement for additional one‐year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub‐Advisory Agreement upon 60 days’ notice.

38	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b‐1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.75% of the Fund’s average daily net assets for Class A and Class I shares. The Fee Waiver Agreement is in effect through January 31, 2018. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Fund’s Board. Fees waived or reimbursed for the fiscal year ended September 30, 2017 are disclosed in the Consolidated Statement of Operations.

As of September 30, 2017, the balances of recoupable expenses for each class were as follows:

	Expiring in 2018	Expiring in 2019	Expiring in 2020
Class A	$849	$574	$791
Class I	272,155	248,402	108,036

Administrator: ALPS Fund Services, Inc (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust and an Interested Trustee are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2017 are disclosed in the Consolidated Statement of Operations. ALPS is reimbursed by the Fund for certain out‐of‐pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out‐of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a‐1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out‐of‐pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

Annual Report | September 30, 2017	39

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

The Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b‐1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Consolidated Statement of Operations.

9. TRUSTEES

As of September 30, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective November 16, 2017, the Independent Trustees quarterly retainer will increase to $6,000 and the Audit Committee Chair will now receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. The Independent Trustees will continue to receive $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses.

40	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2017

Effective November 16, 2017, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2017	41

Insignia Macro Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of Insignia Macro Fund and
Board of Trustees of ALPS Series Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Insignia Macro Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2017, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The accompanying consolidated statement of changes in net assets and consolidated financial highlights for the periods ended September 30, 2016 and prior, were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on that consolidated financial statement and consolidated financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Insignia Macro Fund as of September 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2017

42	www.insigniafunds.com

Insignia Macro Fund	Additional Information

September 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll‐free) at 1‐855‐674‐4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll‐free) at 1‐855‐674‐4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Forms N‐Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3. CHANGES IN ACCOUNTANTS

On June 5, 2017, KPMG LLP (KPMG) was dismissed as the independent registered public accounting firm of the Trust. In August 2017, the Audit Committee of the Board of Trustees of the Trust recommended the appointment of Cohen & Company, Ltd. (“Cohen”), as the Trust’s independent registered public accounting firm, replacing KPMG LLP and beginning with the Fund’s financial statements for the fiscal year ended September 30, 2017, and the Board of Trustees approved such appointment.

KPMG’s report on the financial statements of the Fund for each of the fiscal years ended September 30, 2015 and September 30, 2016, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2015 and September 30, 2016, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended September 30, 2015 and September 30, 2016, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S‐K promulgated by the Securities and Exchange Commission.

Annual Report | September 30, 2017	43

Insignia Macro Fund	Trustees and Officers

September 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Meritage Capital, LLC or Sage Advisory Services, Ltd. Co provide investment advisory services, currently none.

44	www.insigniafunds.com

Insignia Macro Fund	Trustees and Officers

September 30, 2017 (Unaudited)

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	RiverNorth Opportunity Fund (2013 to present).
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle- market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				9	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Meritage Capital, LLC or Sage Advisory Services, Ltd. Co provide investment advisory services, currently none.

Annual Report | September 30, 2017	45

Insignia Macro Fund	Trustees and Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex currently consists of 9 series of the Trust and any other investment companies for which Meritage Capital, LLC or Sage Advisory Services, Ltd. Co provide investment advisory services, currently none.

46	www.insigniafunds.com

Insignia Macro Fund	Trustees and Officers

September 30, 2017 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund, Inc.

Richard C. Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Griffin Institutional Access Real Estate Fund, Stadion Funds and Centaur Mutual Funds Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | September 30, 2017	47

Insignia Macro Fund	Trustees and Officers

September 30, 2017 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Cory J. Gossard Birth year: 1972	Chief Compliance Officer (“CCO”)	Mr. Gossard was elected CCO of the Trust on October 20, 2017.
Mr. Gossard oversees all day-to-day compliance aspects of ALPS’ business within Fund CCO Services, Compliance Administration, Risk Management and Assurance Services. Mr. Gossard is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gossard also serves as Fund CCO for the SPDR S&P 500 ETF Trust, SPDR DJIA ETF Trust, and SPDR S&P MidCap 400 ETF Trust. Prior to joining ALPS in 2014, Mr. Gossard held a series of progressively responsible roles throughout an 18-year career with Citibank.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

48	www.insigniafunds.com

ANNUAL REPORT

SEPTEMBER 30, 2017

Class A (IGMFX)

Class I (IGMLX)

Insignia
macro fund

Must be accompanied or preceded by a Prospectus. Distributor: ALPS Distributors, Inc. for the Insignia Macro Fund.

Item 2.   Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Board of Trustees of the registrant has designated J. Wayne Hutchens, as the registrant’s “Audit Committee Financial Experts.”  Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $97,000 and $107,300, respectively. For the registrant’s fiscal year ended September 30, 2017, Cohen & Company, Ltd. served as principal accountant and for the registrant’s fiscal year ended September 30, 2016, KPMG LLP served as principal accountant. In 2017, the amount of $97,000 was paid to Cohen & Company, Ltd. and in 2016, the amount of $107,300 was paid to KPMG LLP.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $23,000 and $40,430, respectively.  The fiscal year 2017 and 2016 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. The registrant’s fiscal year ended September 30, 2017, Cohen & Company, Ltd. served as principal accountant and for registrant’s fiscal year ended September 30, 2016, KPMG LLP served as principal accountant. In 2017, the amount of $23,000 was paid to Cohen & Company, Ltd. and in 2016, $40,430 was paid to KPMG LLP.

(d)
All Other Fees:  For the registrant’s fiscal year ended September 30, 2017, $6,500 of other fees were billed to registrant by the principal accountant, KPMG LLP. For the registrant’s fiscal year ended September 30, 2016, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $23,000 in fiscal year ended September 30, 2017 and $40,430 in fiscal year ended September 30, 2016.  These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item.  The registrant’s fiscal year ended September 30, 2017, Cohen & Company, Ltd. served as principal accountant and for registrant’s fiscal year ended September 30, 2016, KPMG LLP served as principal accountant.

(h)
The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has  determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

 Not applicable.

Item 6.   Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

 Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable to the registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)
The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	December 8, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	December 8, 2017